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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Washington Group International, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WASHINGTON GROUP INTERNATIONAL, INC.
720 Park Boulevard
Boise, Idaho 83712

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS—MAY 7, 2004

To the Stockholders of Washington Group International, Inc.:

        You are cordially invited to attend the 2004 Annual Meeting of Stockholders to be held at 11:00 a.m. (Mountain Time) on Friday, May 7, 2004, in the Central Plaza Auditorium of the company's World Headquarters, located at 720 Park Boulevard, Boise, Idaho 83712.

        The purpose of the meeting is:

  1.
  To approve an amendment to the company's Certificate of Incorporation to eliminate the classified board;

  2.
  To elect four directors of the company;

  3.
  To ratify the Audit Review Committee's appointment of Deloitte & Touche LLP as independent auditor;

  4.
  To approve the company's 2004 Equity Incentive Plan; and

  5.
  To transact any other business as may properly come before the meeting.

        Stockholders owning common stock at the close of business on March 12, 2004, are entitled to vote at the meeting.

        Whether you plan to attend the Annual Meeting or not, please submit your vote by completing and returning the accompanying proxy in the enclosed envelope. If you attend the meeting, you may vote your shares in person even though you have previously returned your proxy by mail.

Dated: March 29, 2004

BY ORDER OF THE BOARD OF DIRECTORS Washington Group International, Inc. Craig G. Taylor Secretary

        Washington Group's 2003 Annual Report is being mailed to stockholders and accompanies this package. The Annual Report contains financial and other information about Washington Group, but is not incorporated in this Proxy Statement and is not a part of the proxy soliciting materials.

WASHINGTON GROUP INTERNATIONAL, INC.
720 PARK BOULEVARD
BOISE, IDAHO 83712

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
MAY 7, 2004

PROPOSALS YOU ARE ASKED TO VOTE ON

        This Proxy Statement is furnished in connection with the solicitation of proxies by Washington Group International, Inc. ("Washington Group") on behalf of the Board of Directors (the "Board") for the 2004 Annual Meeting of Stockholders (the "Annual Meeting"). You do not need to attend the Annual Meeting to vote your shares. You may vote by completing and returning the accompanying proxy in the enclosed envelope. We first mailed the Proxy Statement and proxy form to stockholders on or about March 29, 2004.

Item No. 1. Elimination of Classified Board

        The Board has proposed that the stockholders approve an amendment and restatement of Washington Group's Certificate of Incorporation to eliminate the classes into which the directors are currently divided and to provide for all directors to be elected annually for one-year terms. More detailed information about the proposed amendment is provided on pages 5 and 6.

The Board of Directors unanimously recommends a vote FOR the proposal to amend and restate our Certificate of Incorporation to eliminate the classified board.

Item No. 2. Election of Directors

        The terms of the following four directors expire at this Annual Meeting: Stephen G. Hanks, Michael P. Monaco, Cordell Reed and Bettina M. Whyte. All four of these directors are recommended for election to the Board at the Annual Meeting for an additional term. Detailed information on all of these nominees is provided on pages 6 through 8 along with detailed information on the other directors. If the proposal to eliminate our classified Board is approved by the stockholders, these directors will be elected for one-year terms to serve until the next annual meeting when their successors are elected, or, if earlier, until their retirement, resignation or removal. If the stockholders do not approve the proposal to eliminate our classified Board, these directors will be elected for three-year terms to serve until the annual meeting in 2007 when their successors are elected, or, if earlier, until their retirement, resignation or removal. If unforeseen circumstances (such as death or disability) make it necessary for the Board to substitute another person for any of the nominees, we will vote your shares for that other person unless you instruct us otherwise at the meeting or on your proxy form.

The Board of Directors unanimously recommends a vote FOR
each director nominee.

Item No. 3. Approval of the Appointment of Independent Auditor

        The Audit Review Committee of the Board, which is comprised entirely of independent, non-employee directors, selects and hires the independent public accountant to audit the company's consolidated financial statements, subject to ratification by the company's stockholders. The Audit Review Committee has selected Deloitte & Touche LLP to audit the company's consolidated financial statements for the fiscal year beginning January 3, 2004.

        Representatives of Deloitte & Touche LLP will attend the Annual Meeting, where they will have the opportunity to make a statement and answer questions. If the stockholders fail to ratify the appointment of Deloitte & Touche LLP, the Audit Review Committee would reconsider the recommendation.

The Board of Directors unanimously recommends a vote FOR the appointment of
Deloitte & Touche LLP as independent auditor for fiscal year 2004.

Item No. 4. Adoption of the Washington Group International, Inc. 2004 Equity Incentive Plan

        The Washington Group International, Inc. 2004 Equity Incentive Plan (the "2004 Plan") is presented to the stockholders for their approval. The 2004 Plan will allow the company to continue to provide a stock compensation program to attract and retain key employees. If adopted by the stockholders, the 2004 Plan will supplement the Washington Group Equity and Performance Incentive Plan (the "2002 Plan") and will be the primary source of stock-based compensation for directors and key employees. More detailed information about the 2004 Plan can be found on pages 18 through 22.

The Board of Directors unanimously recommends a vote FOR the approval of the
Washington Group International, Inc. 2004 Equity Incentive Plan.

Other Business

        We do not know of any other matters to be presented at the Annual Meeting. Unless you indicate otherwise on your proxy form, the proxy form authorizes the proxy holders to vote your shares on any matters not known by the Board at the time this proxy statement was printed but that are properly presented for action at the Annual Meeting pursuant to Washington Group's bylaws.

GENERAL INFORMATION

        The Board asks you to appoint a proxy holder to vote your shares at the Annual Meeting. You may make this appointment by signing, dating and returning the enclosed proxy form in the pre-addressed, postage-paid envelope provided.

        The proxy holders will vote your shares, along with the shares of all other common stockholders who return valid proxy forms, at the Annual Meeting as directed on such proxy forms. You give your direction by marking the boxes on the proxy form that represent your choices. For those items for which you have not marked a box, the proxy holders will vote your shares as recommended by the Board.

        You may also vote in person at the Annual Meeting. However, if it is not practicable for you to attend the Annual Meeting, your Board recommends that you vote by appointing the proxy holders. Your Board strongly encourages you to exercise your right to vote by returning the enclosed proxy form. Prompt return of the proxy form may save us the expense of a second mailing in order to receive a quorum of shares necessary to hold the Annual Meeting.

        At any time before it has been voted, you may revoke your proxy in one of the following ways: (1) by sending a signed, written letter of revocation to the Secretary of the company, (2) by properly executing and delivering a later-dated proxy or (3) by attending the Annual Meeting and voting in person.

Voting Rights and Vote Required

        At the close of business on March 12, 2004 (the "Record Date"), there were 25,162,667 shares of Washington Group common stock outstanding and entitled to vote at the Annual Meeting. Each outstanding share is entitled to cast one vote on all matters being decided at the Annual Meeting.

        A quorum, which is a majority of the outstanding shares as of the Record Date, must be present in order to hold the Annual Meeting. A quorum is calculated based on the number of shares represented by the stockholders attending in person and by the number of shares that stockholders have directed their proxy holders to vote. If you return a proxy form marked as abstaining from voting in all matters, the shares that it represents will be counted toward a quorum but those shares will not be voted on any matter.

        With regard to the election of directors, each outstanding share of common stock is entitled to cast one vote for as many separate nominees as there are directors to be elected. The nominees who receive the most votes will be elected as directors, regardless of whether any one of them receives a majority of the votes. The proposal to amend and restate the company's Certificate of Incorporation to eliminate the classified board will be approved if the holders of at least two-thirds of the outstanding shares of the company's common stock as of the record date vote in favor of the proposal. The proposal to appoint Deloitte & Touche LLP as independent auditor and to approve the 2004 Equity Incentive Plan will be approved if the number of votes cast in favor of each proposal exceeds the number of votes cast against the proposal. Abstentions and broker non-votes (i.e., when a broker does not have the authority to vote on a specific issue) will count as votes against the proposal to eliminate the classified board but will not affect the voting calculations on the other proposals.

Tabulation and Confidential Voting

        We have retained representatives of Wells Fargo Bank, N.A. to serve as independent Inspectors of Election to supervise the voting of shares at the Annual Meeting. The Inspectors of Election will decide all questions regarding qualifications of the voters, the validity of the proxies and acceptance or rejection of votes. None of the Inspectors of Election is an officer, employee or stockholder of Washington Group. Additionally, we have retained Wells Fargo Bank, N.A. to receive, inspect and maintain the confidentiality of the proxy forms. All stockholder votes and proxy forms will be kept confidential except (1) when disclosure is mandated by law, (2) in the case of a contested election or vote of the stockholders or (3) when a stockholder expressly waives his or her right to confidential voting.

Historical Information

        We were originally incorporated in Delaware on April 28, 1993, under the name Kasler Holding Company. In April of 1996, we changed our name to Washington Construction Group, Inc. On September 11, 1996, we purchased Morrison Knudsen Corporation, which we refer to in this proxy statement as "Old MK", and changed our name to Morrison Knudsen Corporation. Our purchase of Old MK was structured as a merger with and into us and was an integral part of the reorganization of Old MK under a plan of reorganization that Old MK filed in the U.S. Bankruptcy Court for the District of Delaware. We have no remaining obligations under that plan of reorganization.

        On March 22, 1999, we and BNFL Nuclear Services, Inc. acquired the government and environmental services businesses of CBS Corporation (now Viacom, Inc.). These businesses make up a significant portion of our Energy & Environment business unit and a smaller portion of our Defense business unit.

        On July 7, 2000, we purchased from Raytheon Company and Raytheon Engineers & Constructors International, Inc. ("RECI") the capital stock of the subsidiaries of RECI and specified other assets of RECI and assumed specified liabilities of RECI. The businesses that we purchased, which we refer to in this proxy statement as "RE&C," provide engineering, design, procurement, construction, operation, maintenance and other services on a global basis. Following the transaction, on September 15, 2000, we changed our name to Washington Group International, Inc.

        On May 14, 2001, due to near-term liquidity problems resulting from our acquisition of RE&C, we filed for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code. On December 21, 2001, the bankruptcy court entered an order confirming the Second Amended Joint Plan of Reorganization of Washington Group International, Inc., et. al., as modified (the "Plan of Reorganization"). The Plan of Reorganization became effective and we emerged from bankruptcy protection on January 25, 2002.

        Under the Plan of Reorganization, all of our then existing equity securities, including our common stock, stock purchase warrants and stock options were canceled and extinguished on January 25, 2002, and 25 million shares of new common stock were issued. In exchange for $570 million of secured debt, 20 million of the shares of new common stock were issued to our secured creditors. All unsecured creditors are entitled to receive a pro rata share of 5 million shares of the new common stock and a pro rata share of 8,520,000 fully vested stock warrants to purchase additional shares of new common stock.

        In addition, our Board was reorganized when we emerged from bankruptcy protection.

CORPORATE GOVERNANCE

        Washington Group has a strong commitment to good corporate governance practices. These practices provide an important framework within which the Board and management can pursue the company's strategic objectives and ensure its long-term vitality for the benefit of stockholders.

        The Board oversees our business pursuant to the Delaware General Corporation Law and our bylaws. Members of the Board are kept informed of the company's business through discussions with the Chief Executive Officer and key members of management, by reviewing materials provided to them and by participating in Board and committee meetings.

        The Board held seven meetings during 2003. Average attendance by incumbent directors at meetings of the full Board was approximately 98%. All directors attended at least 75% of the meetings of the full Board. Each director also attended at least 75% of the meetings of each of the committees on which he or she served. Although there is no policy requiring Board members to attend the annual meeting of stockholders, all Board members usually attend. All of the Board members were in attendance at the 2003 annual meeting.

        The Board has adopted Corporate Governance Guidelines (attached as Appendix A to this Proxy Statement) and approved a Code of Business Conduct and Ethics, both of which are posted on the company's website, www.wgint.com, under Investor Relations, Corporate Governance.

Director Independence

        The Board has applied the criteria set forth in the NASDAQ National Market listing requirements for determining whether a director is independent from management. The Board believes that a substantial majority of its members should be independent directors. The Board annually reviews all commercial and charitable relationships between each director, and any member of his or her immediate family, and the company's senior management and its independent auditor to determine whether the company's directors are, in fact, independent. Based on this review and in accordance with the company's independence criteria, the Board has determined that the following eight directors are independent from management: Michael R. D'Appolonia, William J. Flanagan, C. Scott Greer, William H. Mallender, Michael P. Monaco, Cordell Reed, Bettina M. Whyte and Dennis K. Williams.

        The Board also has determined that all Board committees, except the Executive Committee, which does not regularly meet, are composed entirely of independent directors.

        At each regularly scheduled meeting of the Board, time is set aside for the independent non-employee directors to meet in executive session without members of management of the company. Stockholders or other interested parties may communicate with the Board, its committees or any member of the Board by writing to such person or group at Washington Group International, Inc., Attention: Corporate Secretary, 720 Park Boulevard, Boise, Idaho 83712. Management will review all such communications and determine whether such communications require immediate attention. Management will forward all such communications, or a summary of such communications, to the appropriate director or directors.

        Our retirement policy provides for directors to retire by the annual meeting of the stockholders following their 75th birthday, unless the other directors specifically request them to continue on the Board.

Stock Ownership Guidelines and Exercise and Hold Policy

        The Board believes that directors and senior executives demonstrate their commitment to and belief in the long-term profitability of the company by holding an equity position in the company. Accordingly, the Board has adopted stock ownership guidelines that apply to all directors and certain executive officers. The stock ownership guidelines specify substantial minimum amounts of our common stock that the directors and specified executive officers should seek to acquire and maintain. Directors and executives are expected to work toward satisfying the applicable stock ownership guideline within five years of becoming subject to the guideline. In determining whether a particular ownership target is satisfied, we do not count shares underlying outstanding options or shares of unvested restricted stock.

        The Board also has adopted an Exercise and Hold Policy for all stock options granted to directors or employees of the company on or after February 14, 2003. The policy requires the person exercising the option to hold the proceeds of the option exercise, net of taxes and the cost of exercising the option, in Washington Group shares for at least one year after exercise. When the holding period ends, a director or an executive subject to the stock ownership guidelines may not sell more than 50% of the stock acquired upon exercise of the option until he or she satisfies the applicable guideline.

Item 1. ELIMINATION OF CLASSIFIED BOARD

        The Washington Group Board consists of 11 directors currently divided into three classes. The directors are elected to staggered three-year terms, with the term of the directors in each class expiring at the annual meeting of the stockholders in the year listed on the chart.

Class II—2004	Class III—2005	Class I—2006
Stephen G. Hanks	David H. Batchelder	William J. Flanagan
Michael P. Monaco	Michael R. D'Appolonia	William H. Mallender
Cordell Reed	C. Scott Greer	Dennis R. Washington
Bettina M. Whyte	Dennis K. Williams

        The first proposal to be voted on at the meeting is the amendment and restatement of the company's Certificate of Incorporation to eliminate the classes into which the directors are divided and to provide for the terms of all directors to expire at the annual meeting of stockholders each year, with successors to be elected for one-year terms that expire at the next annual meeting. The Board has unanimously approved amendments to our Amended and Restated Certificate of Incorporation to eliminate the classified board structure and is proposing the amendments for adoption by our stockholders. A copy of the proposed Amended and Restated Certificate of Incorporation, blacklined to show changes from the company's current Amended and Restated Certificate of Incorporation, is attached to this Proxy Statement as Appendix B. If our stockholders approve this proposal, the terms for all of our directors will expire at the annual meeting of the stockholders each year, and the successors to those directors will be elected for one-year terms that will expire at the next annual meeting.

        A classified board is an anti-takeover measure that the Board feels is no longer appropriate. Many investors and commentators view classified boards as having the effect of insulating directors from being accountable to the corporation's stockholders. The election of directors is the primary means by which stockholders can influence corporate governance polices and hold management accountable for its implementation of those policies. A classified board of directors limits the ability of stockholders to elect all directors on an annual basis and thereby exercise influence over a company. The Board believes that stockholders should have the opportunity to review and express their opinions on the performance of all directors each year. Our Board also believes that a non-classified board will better enable us to meet our goal of ensuring that our corporate governance policies foster accountability to stockholders.

        The extended and staggered terms of directors of a classified board can prevent changing the composition of, and control of, the board in a relatively short period of time. Therefore, classified boards may discourage proxy contests for the election of directors or acquisitions of substantial blocks of stock by a person or group seeking to acquire control of a company. Providing for the annual election of directors may enhance the ability of a third party to influence a change in control of the company. However, the company has in place other measures, including its stockholder rights plan, that provide protection against potentially coercive takeover practices or takeover bids that are inadequate or otherwise inconsistent with the interests of the company and its stockholders.

        The proposed amendments are not being proposed in response to any specific effort to accumulate the company's common stock or to obtain control of the company or its Board by means of a proxy solicitation in opposition of management or otherwise. The Board is proposing the amendments at this time because it believes they are in the best interests of the company and its stockholders for the reasons stated above.

        If the stockholders approve this proposal, the four directors who are elected this year will be elected for one-year terms that will expire at the next annual meeting. In addition, the three directors whose terms would otherwise expire in 2006 (William J. Flanagan, William H. Mallender and Dennis R. Washington) have agreed to voluntarily relinquish the third year of their current three-year terms if the proposal is approved. Consequently, the entire Board will be subject to election at the 2005 annual meeting if the proposal is approved.

        Approval of the proposed amendment to the Certificate of Incorporation requires the affirmative vote of holders of at least two-thirds of the outstanding shares of the company's common stock. If this proposal is approved, we will file an Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. In addition, the Board has approved conforming amendments to our Amended and Restated Bylaws to reflect the declassification of the Board, subject to stockholder approval of the proposal. If the proposal is not approved, the Board will remain classified, and the directors elected at this year's annual meeting will hold office until the 2007 annual meeting of stockholders.

The Board of Directors unanimously recommends a vote FOR the proposal to amend and restate our Certificate of Incorporation to eliminate the classified board.

Item 2. ELECTION OF DIRECTORS

        The second proposal to be voted on at the meeting is the election of four directors. If the proposal to eliminate the company's classified Board is approved, each of these directors will serve a one-year term. If the proposal to amend the company's Certificate of Incorporation is not approved, each of these directors will serve a full three-year term as a Class II director. The Board, upon the unanimous recommendation of the Nominating and Governance Committee, has nominated Stephen G. Hanks, Michael P. Monaco, Cordell Reed and Bettina M. Whyte for these directorships. All of these individuals are currently serving as Class II directors. Biographical information about each of these nominees and the continuing members of our Board is included in the following table.

The Board of Directors unanimously recommends a vote FOR
the election of each of the four nominees named above.

DIRECTORS

Name	Principal Occupation and Business Experience for Previous Five Years	Age	Director Since
Stephen G. Hanks	President and Chief Executive Officer of the company. Mr. Hanks formerly served as Executive Vice President, Chief Legal Officer and Secretary of the company.	53	2001
Michael P. Monaco
	Senior Managing Director of Conway Del Genio Gries & Co., Inc. (provider of business and financial advisory services, including restructuring, mergers and acquisitions and turnaround management), New York, New York. Mr. Monaco formerly worked as a financial advisor, providing financial advisory services to Lansdowne Capital Management and I.D. Systems, Inc. (private equity advisory services); Chairman and Chief Executive Officer of Accelerator, LLC (outsource services); and Vice Chairman and Chief Financial Officer of Cendant Corporation and Chairman and Chief Executive Officer of its Direct Marketing Division (travel and real estate services company). Mr. Monaco also serves as a director of I.D. Systems, Inc.	56	2002
Cordell Reed	Retired. Formerly Senior Vice President of Commonwealth Edison Company. Mr. Reed serves as a director of Walgreen Company; LaSalle Bank Corporation; LaSalle Bank, N.A. and Standard Federal Bank, N.A.	66	2002
Bettina M. Whyte	Principal with AlixPartners, LLC (business advisory services), New York, New York. Ms. Whyte formerly served as a Partner with Price Waterhouse (accounting). Ms. Whyte also serves as a director of Solera Capital and Amerisure Insurance.	55	2002
David H. Batchelder	Principal, Relational Advisors LLC (investment advisory and consulting firm formerly known as Batchelder & Partners, Inc.), San Diego, California. Also Principal of Relational Investors LLC (general partner of active investment fund). Mr. Batchelder also serves as a director of ConAgra Foods, Inc.	54	1993
Michael R. D'Appolonia
	Principal and President of Nightingale & Associates, Inc. (management and restructuring consultants), Stamford, Connecticut. Also Chief Restructuring Officer of Cone Mills Corp. (a denim textile manufacturer). Mr. D'Appolonia formerly served as President and Chief Restructuring Officer of Moll Industries, Inc. (designer and manufacturer of custom molded plastic components); Chief Executive Officer of McCulloch Corporation (manufacturer of lawn and garden equipment); and as President and Chief Executive Officer of Ametech, Inc. (transportation of hazardous materials). Mr. D'Appolonia also serves as a director of SHC, Inc.	55	2002
William J. Flanagan	Chairman and Chief Executive Officer, Skarven, LLC (market design/market information/technology applications firm), Murray Hill, New Jersey. Admiral Flanagan formerly served as President and Chief Executive Officer of Independent Market Services, LLC (market design, trading technology implementation, market operation expertise) and as Senior Managing Director of Cantor Fitzgerald, L.P. (brokerage firm). Adm. Flanagan also serves as a director of Privaris, Inc. and Recipco, Inc.	61	2002
C. Scott Greer	Chairman, President and Chief Executive Officer of Flowserve Corporation (manufacturer of flow management systems), Irving, Texas. Mr. Greer formerly served as President of United Technologies Automotive, Inc. (manufacturer of automotive systems). Mr. Greer also serves as a director of Flowserve Corporation and FMC Corporation.	53	2002
William H. Mallender	Retired. Prior to retirement, Mr. Mallender served as Chairman and Chief Executive Officer of Talley Industries, Inc. (manufacturer of industrial, commercial and aerospace products), Phoenix, Arizona. Mr. Mallender also serves as a director of Orius Corp.	68	2002

Dennis R. Washington	Chairman of the Board. Also founder and principal shareholder of Washington Corporations and various other entities, the principal businesses of which include rail transportation, shipping, barging and ship assist, mining, environmental remediation and real estate development. Mr. Washington's principal business is to make, manage and hold investments in operating entities.	69	1996
Dennis K. Williams	Chairman, President and Chief Executive Officer of IDEX Corporation (manufacturer of pump products, dispensing equipment and other engineered products), Northbrook, Illinois. Mr. Williams formerly served as Chief Executive Officer of GE Industrial Products (manufacturer of industrial compressors and industrial gas turbines). Mr. Williams is also a director of IDEX Corporation.	58	2002

Committees of the Board

        In March 2003, the Board reorganized its four committees. The Nominating Committee was renamed the Nominating and Governance Committee and the scope of its responsibilities was expanded. Annually, the committees review the charters under which they operate and decide whether to recommend changes to the Board. In February 2004, the Board approved revisions to the charters for the Nominating and Governance Committee, the Audit Review Committee and the Executive Committee. Those revised charters are included in this Proxy Statement as Appendices C, D and E, respectively, and can also be found on our website, www.wgint.com, under Investor Relations, Corporate Governance.

Nominating and Governance Committee

        Before March 2003, the Nominating Committee consisted of all of the non-employee directors. In March 2003, the Board changed the name of the committee to the Nominating and Governance Committee and expanded the responsibilities of the committee. The Nominating and Governance Committee assists the Board in identifying qualified individuals to become Board members, determining the appropriate size and composition of the Board and its committees, monitoring a process to assess Board, committee and director effectiveness, developing a succession plan for executive officers, developing and implementing our corporate governance guidelines and codes of conduct, being aware of corporate governance practices, preventing and dealing with potential conflicts of interest and dealing with potential business opportunities that come to the attention of individual directors. The committee operates pursuant to a written charter, which is included as Appendix C.

        In selecting directors for nomination to the Board, the Nominating and Governance Committee generally seeks to create a well-balanced team that combines diverse experience, skill and intellect of seasoned directors in order to enable the company to pursue its strategic objectives. The Nominating and Governance Committee has not reduced the qualifications for service on the company's Board to a checklist of specific standards or specific, minimum qualifications, skills or qualities. Rather, the Nominating and Governance Committee seeks, consistent with the vacancies existing on the company's Board at any particular time, to select individuals who exhibit core traits of judgment, ability, integrity, experience with businesses and other organizations of comparable size and the ability to work well with diverse and complex organizations. Thus, in assessing Board candidates, the Nominating and Governance Committee seeks individuals with wisdom and experience relevant to the business circumstances of the company, which may also include expertise in the engineering and construction industry, financial expertise, prior government service, familiarity with national or international issues affecting businesses, the ability to evaluate the impact of technology on the company and skill in communicating effectively with other Board members and senior management. In addition, the Board periodically conducts a self-evaluation and a review of individual Board members to help the company formulate a governance strategy that complements the company's business and its strategic vision.

        The Nominating and Governance Committee's responsibility also includes reviewing any candidates recommended to it or the company by stockholders. The Nominating and Governance Committee has no firm policy as to whether it will nominate director candidates recommended by stockholders and will make determinations as to director selection based upon the facts and circumstances at the time of the receipt of the director candidate recommendation. Applicable considerations would include (1) whether the Nominating and Governance Committee is currently looking to fill a new position created by an expansion of the number of directors or a vacancy that may exist on the Board, (2) whether the current composition of the Board is consistent with the criteria described in the company's corporate governance principles, (3) whether the candidate submitted possesses the requisite criteria that generally are the basis for selection for candidates to the Board, as described below, and (4) whether the candidate would be considered independent under the rules of the NASDAQ National Market and the company's director qualification standards with respect to director independence.

        The criteria for Board selection include high integrity, sound judgment, financial experience, character, business acumen, diversity of experience and the ability to act on behalf of stockholders. Final approval of any candidate will be determined by the full Board. In addition, the Nominating and Governance Committee will review whether the stockholder proposal for nomination of a director complies with the terms of our bylaws, which are described under the heading "Stockholder Proposals for the 2005 Annual Meeting of Stockholders" on page 30 of this proxy statement. Under our bylaws, and as permitted by the rules of the Securities and Exchange Commission (the "SEC"), certain procedures must be followed by a stockholder for that stockholder to nominate a person for election as a director, including a requirement that the nomination be submitted in writing to the Secretary of the company in compliance with the time periods specified on page 30 of this proxy statement. In addition, the nomination must contain certain information about the nominee described on page 30 of this proxy statement.

        The Nominating and Governance Committee's process for identifying and evaluating nominees for directors includes a review and background check of specific candidates, an assessment of the candidate's independence under the criteria described above and interviews of director candidates by the chairman of the Nominating and Governance Committee, the Chairman of the Board and other directors as the Nominating and Governance Committee may deem appropriate.

        The Nominating and Governance Committee, which meets as often throughout the year as the Board or the committee members deem necessary, held two meetings in 2003. The members of the committee are Michael R. D'Appolonia, C. Scott Greer, William H. Mallender (Chair) and Dennis K. Williams.

Audit Review Committee

        The Audit Review Committee is responsible for selecting, evaluating, determining compensation for and, where appropriate, replacing the outside auditor. The committee also assists the Board in fulfilling its oversight responsibilities relating to our accounting, reporting and financial practices, the outside auditor's qualifications and independence, and the performance of the outside auditor and our internal audit function. The committee operates pursuant to a written charter, which is included as Appendix D.

        The Audit Review Committee meets as often as the Board or the members of the committee deem necessary, but at least four times annually. The committee held eight meetings during fiscal year 2003. The members of the committee are William H. Mallender, Michael P. Monaco (Chair), Bettina M. Whyte and Dennis K. Williams. The Board has determined that all four members of the Audit Review Committee qualify (1) as independent under rules established for audit committee members by the SEC and under the NASDAQ National Market listing standards and (2) as "audit committee financial experts" under the criteria established by the SEC.

Compensation Committee

        The Compensation Committee recommends to the Board the company's executive compensation program and director compensation proposals, oversees performance-based compensation programs, establishes goals and objectives relating to performance-based compensation, verifies actual performance as it relates to established goals and objectives, annually reviews and evaluates the performance of the Chief Executive Officer, reviews and recommends to the Board the compensation of the Chief Executive Officer, establishes compensation of our executive officers and, in accordance with federal securities laws, prepares an annual report on executive compensation for inclusion in the proxy statement relating to our annual meeting of stockholders. The committee operates pursuant to a written charter, which appears on our website, www.wgint.com, under Investor Relations, Corporate Governance.

        The Compensation Committee meets as frequently throughout the year as the Board or committee members deem necessary. The committee held seven meetings during fiscal year 2003. The members of the committee are Michael R. D'Appolonia, William J. Flanagan, C. Scott Greer and Cordell Reed (Chair).

Compensation Committee Interlocks and Insider Participation

        All members of the Compensation Committee are independent, non-employee directors. None of our independent, non-employee directors is an executive officer of a public company of which a Washington Group executive officer is a director.

        During fiscal year 2003, we purchased assorted equipment and supplies from Flowserve Corporation, a manufacturer of flow management systems, and its affiliated companies (collectively, "Flowserve") in connection with the performance of some of our contracts in the ordinary course of our business. Mr. Greer is Chairman, President and Chief Executive Officer of Flowserve Corporation and a member of our Compensation Committee. All of these purchases were at rates and on terms generally available in the marketplace. The amount we paid to Flowserve for equipment and supplies in fiscal year 2003 was $216,813 and was not material to us, Flowserve or Mr. Greer.

Executive Committee

        The Executive Committee has authority to exercise the power of the full Board in the management of our business in the intervals between meetings of the full Board. However, the committee may not (1) approve, adopt or recommend any action or matter required to be submitted to stockholders for approval, (2) adopt, amend or repeal our bylaws or (3) take any action reserved to any other committee of the Board.

        The Executive Committee considers matters as requested by our senior management. The committee may meet in person or telephonically but generally acts by unanimous written consent, and the full Board reviews at each Board meeting any actions taken by the committee since the last full Board meeting. Any member of the committee may request that any matter or action brought before the committee be considered by the full Board. The members of this committee are William J. Flanagan, Stephen G. Hanks (Chair) and Bettina M. Whyte. The Executive Committee held three meetings in 2003.

Director Compensation

        Our executive officers are not paid any additional compensation for their services as directors. Before September 1, 2003, compensation for non-employee directors (other than the Chairman of the Board) included the following cash elements:

  $25,000 annual retainer for serving on the Board
  $4,000 annual retainer for chairing a committee
  $1,000 for each day of attendance at Board and/or committee meetings.

        Effective September 1, 2003, compensation for non-employee directors (other than the Chairman of the Board) was modified to include the following cash elements:

  $30,000 annual retainer for serving on the Board
  $7,500 annual retainer for chairing the Audit Review Committee
  $5,000 annual retainer for chairing other committees
  $1,250 for each Board or Committee meeting attended in person
  $1,000 for each Board or Committee meeting attended by telephone.

        We reimburse non-employee directors for out-of-pocket expenses that they incur in connection with their duties as directors of the company.

        Under our Equity and Performance Incentive Plan, the Board may authorize the grant of options to purchase common stock or may authorize the grant or sale of restricted stock to non-employee directors of the company. On May 10, 2002, the Board awarded options to purchase 20,000 shares of the company's common stock to each of Messrs. Batchelder, D'Appolonia, Flanagan, Greer, Mallender, Monaco, Reed and Williams and Ms. Whyte. These options vest in three equal increments on each of the date of grant and the two succeeding anniversaries of the date of grant. During 2003, no options or shares of restricted stock were granted to non-employee directors.

        Beginning in May 2004, each non-employee director (other than the Chairman of the Board) will also receive an annual grant of deferred stock valued at $60,000 on the date of grant, deliverable upon termination or retirement from Board service. These grants will be made under, and subject to stockholder approval of, the company's 2004 Equity Incentive Plan. In addition, the non-employee directors (other than the Chairman of the Board) may elect annually to take their retainer in deferred stock. Grants and elections of deferred stock will be considered in determining whether directors have satisfied stock ownership guidelines.

        Under the terms of our Plan of Reorganization, the Chairman of our Board, Dennis R. Washington, was awarded options to purchase a total of 3,224,100 shares of common stock. These options were issued in three tranches, as follows:

Tranche	Underlying Shares	Exercise Price
Tranche A	1,388,900 shares	$24.00 per share
Tranche B	881,800 shares	$31.74 per share
Tranche C	953,400 shares	$33.51 per share

        Each tranche of options vested in three equal increments on January 25, 2002, January 25, 2003, and January 25, 2004. The options issued under Tranche A were set to expire five years from the date of grant, and the options issued under Tranches B and C were set to expire four years after the date of grant. In November 2003, the Board extended the life of each tranche of Mr. Washington's options to ten years from the date of grant in return for Mr. Washington's commitment to continue to serve as Chairman of the Board for at least three years after January 25, 2004. Mr. Washington does not receive any other compensation for his services as Chairman or as a director.

COMPANY STOCK PERFORMANCE GRAPH

        The following graph compares the cumulative total return on our common stock as of the end of fiscal year 2003 with the Russell 2000 Index and a peer group during the same period. The graph shows the value of $100 invested in our common stock or the indices on January 28, 2002, and assumes the reinvestment of all dividends. Historical stock price information is not necessarily indicative of future stock price performance.

        A list of the companies we selected as a peer group index follows the graph below.

        Peer group: Arch Coal, Inc.; Fluor Corporation; Foster Wheeler Corporation; Granite Construction Incorporated; Jacobs Engineering Group Inc.; Michael Baker Corp.; Perini Corporation; The Shaw Group Inc.

REPORT OF THE AUDIT REVIEW COMMITTEE

        The Audit Review Committee oversees the company's financial reporting process on behalf of the Board. The committee operates pursuant to a written charter, which was recently revised and is included as Appendix D to this proxy statement.

        All members of the committee are independent as defined under Rule 4200(a)(15) of the NASDAQ listing standards and applicable rules of the SEC.

        Management has primary responsibility for the financial statements and reporting process, including the company's systems of internal controls. The committee has reviewed and discussed with the company's management and Deloitte & Touche LLP, the company's independent accountants, the audited financial statements of the company for the year ended January 2, 2004. The committee has also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61,

Communications with Audit Committees, as amended, as well as those communications required by the Securities and Exchange Commission's rules and regulations.

        The committee has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence.

        Based on these reviews and discussions, the committee recommended to the full Board that the audited financial statements be included in the company's Annual Report on Form 10-K for the year ended January 2, 2004, filed with the SEC.

                      Michael P. Monaco, Chairman
                      William H. Mallender
                      Bettina M. Whyte
                      Dennis K. Williams

Independent Auditor's Fees

        The following table summarizes the aggregate fees billed to the company by its independent auditor, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, the "Deloitte Entities"):

	2003	2002
Audit fees(a)	$2,470,700	$2,466,300
Audit-related fees(b)	382,300	196,300
Tax fees(c)	1,013,700	435,200
All other fees(d)	105,300	484,200

Total	$3,972,000	$3,582,000

  (a)
  Audit services in 2003 and 2002 consisted of the audit of the company's annual financial statements; reviews of the company's quarterly financial statements; and consents, statutory and regulatory audits and other services related to SEC matters.

  Audit fees in 2003 and 2002 do not include fees of $502,100 and $399,000, respectively, for MIBRAG mbH, a 50% equity investment.

  (b)
  Audit-related services in 2003 consisted of advisory services related to section 404 of the Sarbanes-Oxley Act, audits of employee benefit plans, reviews of prequalification reports, issuance of a debt compliance letter and various stand-alone audits of subsidiaries.

  Audit-related services in 2002 consisted of audits of employee benefit plans, reviews of prequalification reports and various stand-alone audits of subsidiaries.

  (c)
  Tax services in 2003 and 2002 consisted of assistance with federal and state income tax returns, assistance with tax return filings in certain foreign jurisdictions, assistance with tax audits and appeals, preparation of expatriate tax returns, tax advice related to the treatment of proposed and completed transactions, tax advice related to changes in tax rates and policies in certain foreign jurisdictions and licensing of Deloitte & Touche LLP tax software permitted under transition rules in effect on May 6, 2003.

  Tax fees in 2003 and 2002 do not include fees of $72,500 and $147,900, respectively, for MIBRAG mbH, a 50% equity investment.

  (d)
  Other services in 2003 consisted of permitted non-audit services such as consultation and advice on compliance with federal government contracting requirements, assistance with non-tax filings in certain foreign jurisdictions, gathering data and policy information and responding to a subpoena for workpaper production relating to dispute consulting services performed in 2002 and 2001.

  Other services in 2002 consisted of permitted non-audit services such as assistance with complying with federal government contracting requirements and dispute consulting services that were completed by May 31, 2002.

        In considering the nature of the services provided by Deloitte Entities, the Audit Review Committee determined that such services are compatible with the provision of independent audit services. The Audit Review Committee discussed these services with the independent auditor and management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act.

Approval of Independent Auditor's Fees.

        The Audit Review Committee requires that all services the company's independent auditor may provide to the company, including audit services and permitted audit-related and non-audit services, be pre-approved by the Audit Review Committee except to the extent that non-audit services are de minimus under section 202 of the Sarbanes-Oxley Act and SEC rules relating to auditor independence. Under section 202 of the Sarbanes-Oxley Act and the SEC rules relating to auditor independence, non-audit services are de minimus if:

    1.
    The aggregate amount of all such services provided does not exceed 5% of the total fees paid to the auditors in the fiscal year;

    2.
    Such services were not recognized by the company at the time of engagement to be non-audit services; and

    3.
    Such services are promptly brought to the attention of the Audit Review Committee and approved by the Audit Review Committee or its designee before completion of the audit.

        During 2003, fees totaling $15,100 included in the "All other fees" category, which represent less than 1% of total audit fees paid to Deloitte Entities, were approved under the de minimus exception. The Audit Review Committee pre-approved all other audit and non-audit services provided by Deloitte Entities in 2003.

Item 3. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITOR

        The third proposal to be voted on at the meeting is the ratification of the appointment of Deloitte & Touche LLP as the company's independent auditor. The Audit Review Committee, which is composed entirely of independent non-employee directors, has selected Deloitte & Touche LLP as independent auditor to audit the books, records and accounts of Washington Group and its subsidiaries for the year 2004. The Board recommends ratification of the appointment. Representatives of Deloitte & Touche will be present at the Annual Meeting, will be given the opportunity to make a statement if they wish and will be available to respond to appropriate questions.

The Board of Directors unanimously recommends a vote FOR
the ratification of the appointment of Deloitte & Touche LLP as independent auditor.

REPORT OF THE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION FOR 2003

        Washington Group's mission is to become the employer and service provider of choice in the markets we serve. To accomplish this objective, the company has developed a comprehensive business strategy that emphasizes long-term stockholder value through employee development, operational excellence and superior financial performance.

        The Compensation Committee of the Board is committed to implementing a compensation program that furthers these objectives. The committee adheres to the following compensation policies, which are designed to support the achievement of Washington Group's business strategies:

  •
  Executive officers' total compensation programs should strengthen the relationship between pay and performance by emphasizing variable, at-risk compensation that is dependent upon the successful achievement of specified corporate and business unit performance goals.

  •
  A significant amount of pay for executive officers should be comprised of long-term, at-risk incentives to focus management on the long-term interests of stockholders.

  •
  Executive officers should be encouraged to hold an equity position in the company to align their interests with those of the stockholders and to demonstrate their commitment to building profitability.

  •
  Total compensation opportunities should enhance the company's ability to attract, retain and develop knowledgeable and experienced executives upon whom, in large part, the success of the company depends.

        All members of the committee are independent as defined under the NASDAQ listing standards and applicable rules of the Securities and Exchange Commission.

General Compensation Policy

        The committee's goal is to provide competitive compensation and benefit programs that both encourage and reward the behaviors that enhance Washington Group's financial and market performance. The compensation program also must contribute to high levels of productivity and reinforce the values of integrity and candor, safety, accountability and responsibility, cooperation and efficiency, and competence and professional behavior.

        With the help of an independent executive compensation consultant and a variety of compensation surveys, the committee compares total compensation levels for the company's executives to the compensation paid to executives of comparable companies in the marketplaces in which we compete for employees.

        The compensation program focuses on these components:

  •
  annual base salary;

  •
  annual short-term incentive compensation;

  •
  long-term incentive compensation; and

  •
  employee benefits.

        Internal Revenue Code section 162(m) generally disallows a tax deduction for compensation over $1 million paid to certain executive officers, unless the compensation is "performance-based compensation" or qualifies under certain other exceptions. In designing Washington Group's compensation programs, the committee carefully considers the effect of this provision together with other factors relevant to the needs of the business. We intend to take such steps as we deem reasonably practicable to minimize the impact of section 162(m). Accordingly, the Board had previously established a subcommittee of the Compensation Committee, comprised solely of independent outside directors, to approve incentive-based compensation awarded to executive officers. In March of 2003, an adjustment of committee membership resulted in the Compensation Committee being comprised solely of independent outside directors, making a subcommittee unnecessary going forward.

Components of Compensation

Base Salaries

        The committee targets base salaries to be competitive, in light of relative performance, with relevant organizations in the marketplaces in which we compete for employees. In setting the actual base salary for an individual executive officer, the committee takes into account:

  •
  Job value, which involves analyzing competitive market information, in light of unique internal considerations, to establish an appropriate range of salary opportunity. Salary grades are assigned to all executive positions. The committee reviews these grade assignments.

  •
  Incumbent considerations, which involve evaluating the qualifications, experience and contribution levels of incumbents. The committee uses position-in-range guidelines to assist in determining the appropriate salary within the assigned range for each executive officer. We review each executive officer's base salary annually.

Short-Term Incentives

        Washington Group adopted a Short-Term Incentive Plan ("STIP") effective as of January 1, 2003, to provide annual incentive awards contingent on accomplishing an appropriate combination of quantifiable corporate and business unit results.

        Each year, we identify a target amount of incentive compensation for each participant. This target is expressed as a percentage of base salary. This percentage varies in proportion to the level of the individual executive's responsibility within the company and takes into account the comparative incentive compensation data for that executive from compensation surveys. The target amount is not guaranteed, but reflects what will be payable if expected results are achieved. We then define a set of corporate and business unit performance measures that will be used to determine success for incentive purposes.

        For each performance measure, we establish a range of performance levels that will be used to determine the amount of incentive, if any:

  •
  Threshold—The "threshold" level establishes a minimum standard of performance that must be reached before any short-term incentive compensation is payable. We also determine what percentage of the target incentives will be payable if the threshold level is achieved. If performance is below the threshold level, no short-term incentive compensation attributable to a performance measure is payable.

  •
  Ambitious but expected—At this level of performance, 100% of the target incentive attributable to a performance measure is payable.

  •
  Clearly outstanding—The "clearly outstanding" level establishes a stretch goal, which also serves as a maximum for the amount of short-term incentive compensation that will be paid. If performance reaches the clearly outstanding level, 150% of the target incentive attributable to a performance measure is payable.

        On occasion, Washington Group may pay a signing bonus to a newly hired executive officer if the committee determines that such an incentive is necessary and appropriate to attract the caliber of executive officer needed to accomplish the company's mission.

Long-Term Incentives

        Washington Group has adopted a Long-Term Incentive Program ("LTIP") designed to provide additional long-term incentives to executives to work to increase stockholder value. The LTIP utilizes vesting periods to encourage participating executives to continue in the company's employ and thereby acts as a retention incentive. We believe that the program encourages executives to maintain a long-term perspective by linking a substantial portion of their compensation to stockholder returns and the company's long-term financial success. The program also provides opportunities for those executive officers subject to stock ownership guidelines to obtain stock needed to satisfy these guidelines.

        The LTIP consists of two forms of awards:

  •
  Nonqualified stock options—The committee grants fixed price stock options to executives. The size of option awards is determined by the committee and ratified by the Board of Directors. In determining the size of an option award for an executive officer, the committee's primary considerations are the grant value of the award, the performance of the executive officer and the appropriate dilution exposure to the company. In determining the grant value guidelines for option awards, the committee uses the compensation surveys which take into account comparative data from other publicly traded companies concerning long-term incentive compensation for the given executive position and the percentage of total compensation the committee believes should be represented by the value of an option grant. In addition to considering the grant value and the executive officer's performance, the committee also may consider the number of outstanding unvested options the executive officer holds and the size of previous option awards to that executive officer. The committee does not assign specific weights to these items.

  •
  Performance unit awards—The committee also grants performance unit awards to certain executives. The size of awards of performance units also is determined by the committee and ratified by the Board. The program provides for annual awards which cover a period of three fiscal years. The number of units awarded represents the percentage of total compensation the committee believes should be represented by the value of a performance unit and is designed to enhance the executives' long-term incentive opportunity. The value of each performance unit will be calculated at the end of the three-year performance period based on results relative to predetermined corporate financial goals.

    At the end of each three-year period, the value of mature performance units generally will be paid in cash. Executive officers subject to stock ownership guidelines may elect to be paid in deferred stock to the extent necessary to satisfy these guidelines. Awards would be payable at the beginning of the fourth year provided the threshold performance metrics are achieved.

        The Equity and Performance Incentive Plan also authorizes the grant of SARs, restricted stock, deferred stock, and performance shares. None of these types of awards was granted in fiscal year 2002 or fiscal year 2003.

Special Considerations During Financial Restructuring

        In 2001, during the pendency of Washington Group's reorganization, it became imperative to retain key executives essential to keeping the business operating in a time of great uncertainty and financial distress. Accordingly, the Board in 2001 authorized the company to enter into retention agreements with certain executives. These agreements, which were reviewed and approved by the bankruptcy court, provided for retention payments on a periodic basis for a set time if the executive remained in the company's employ. Retention payments were also offset against any regular incentive compensation the executive might earn during the same period. In August of 2002, most of the retention agreements were extended to the end of 2003, after which they expired. Payments received by any executive in 2003 also were offset against regular incentive compensation.

        Upon Washington Group's emergence from bankruptcy in January 2002, the interim Board approved the payment of additional incentive compensation to certain key executives, as a reward for successfully bringing the company through the bankruptcy process in a short time frame and as additional incentive for the executives to stay with the company to work to reestablish the business. A portion of the additional incentive compensation was paid upon the company's emergence from bankruptcy, while payment of the remaining portion was deferred for one year and was contingent upon the company meeting specified financial objectives for fiscal year 2002. The payment of that remaining portion occurred in early 2003.

Compensation of the Chief Executive Officer

        In fiscal year 2003, Mr. Hanks' annual base salary was $670,000. Based upon the surveys and other information provided by the committee's compensation consultant, Mr. Hanks' salary is below the competitive market value for engineering and construction companies. The committee continues to focus on the performance-based elements of Mr. Hanks' compensation package, with less emphasis on fixed base pay.

        In light of the company's financial performance during the year, Mr. Hanks received incentive compensation of $1,206,000 for 2003, $360,000 of which was paid under the terms of his retention agreement. Mr. Hanks also received retention payments and deferred bankruptcy emergence incentive payments totaling $1,260,000. On February 14, 2003, Mr. Hanks was awarded an option to purchase 82,000 shares of common stock with an exercise price of $15.15 per share. The option vests in three equal increments on February 14, 2004, February 14, 2005, and February 14, 2006. On the same date, Mr. Hanks was awarded 82,000 performance units. The value of each performance unit will be determined after the end of fiscal year 2005, based on results relative to predetermined corporate financial goals for the years 2003-2005. The maximum potential value of each performance unit is $20; however, the performance units will be worthless if aggregate threshold financial goals for the three-year period are not achieved. If any amount becomes payable to Mr. Hanks with respect to performance units granted in 2003, those amounts will be paid in early 2006. Instead of receiving the value of the 2003 performance units in cash, Mr. Hanks may elect to receive deferred stock to satisfy his stock ownership guidelines.

                      Cordell Reed, Chairman
                      Michael R. D'Appolonia
                      William J. Flanagan
                      C. Scott Greer

Item 4. APPROVAL OF THE 2004 EQUITY INCENTIVE PLAN

        An important part of Washington Group's compensation philosophy is the belief that the company will achieve its best results if its key employees act and are rewarded as business owners. Consistent with this philosophy, the Board has adopted Stock Ownership Guidelines and the Exercise and Hold Policy (see page 5). The Board believes that stock ownership, stock-based incentive awards and other long-term incentive awards linked to factors that build the value of stock are the best way to align the interests of employees and the Board with those of Washington Group's stockholders.

        Since January 25, 2002, the company's long-term incentive program ("LTIP") has been implemented through the award of stock options and performance units under the Washington Group Equity and Performance Incentive Plan (the "2002 Plan"). Awards under the 2002 Plan have proven effective in retaining and motivating key employees whose ownership interests in the company were canceled when we emerged from bankruptcy protection and in recruiting and motivating new employees essential for our success. Because the number of shares authorized under the 2002 Plan has been nearly exhausted, on February 3, 2004, the Board adopted the Washington Group International, Inc. 2004 Equity Incentive Plan (the "2004 Plan"), subject to approval by the stockholders.

        Approval of the 2004 Plan will accomplish the following goals:

1.
Enhance Washington Group's sound corporate governance practices. The 2004 Plan contains several provisions that the Board believes are consistent with the interests of stockholders and sound corporate governance practices:

•
No "evergreen" provision. The 2004 Plan provides a fixed limit of 2,400,000 shares, thereby requiring stockholder approval of any additional authorization of shares.

•
Limitation on shares used for other awards. Of the 2,400,000 shares authorized under the 2004 Plan, no more than 400,000 may be issued in connection with awards other than stock options.

•
No discount stock options. All stock options must have an exercise price equal to or greater than the fair market value of Washington Group common stock on the date the stock option is granted.

•
No stock option repricings. The 2004 Plan prohibits the repricing of stock options without the approval of stockholders. The Board also amended the 2002 Plan to prohibit the repricing of stock options without stockholder approval.

•
Independent committee. As it relates to Washington Group employees, the 2004 Plan will be governed by the Compensation Committee, whose members are "outside directors" within the meaning of section 162(m) of the Internal Revenue Code and "independent" under the NASDAQ National Market listing standards.

2.
Allow Washington Group to use equity compensation in maintaining a competitive total compensation program to attract, retain and motivate high caliber employees. The 2004 Plan will allow the company to continue to grant stock options and will allow the flexibility to grant limited amounts of other stock-based awards, such as restricted stock and deferred stock, to key employees and directors of Washington Group and its subsidiaries. The Board believes that the motivational and cost advantages of using equity as a significant component of the company's LTIP more than offset the impact of the dilution associated with the program. If the 2004 Plan is not approved, the company would rely more heavily upon cash-based long-term incentive compensation, which is a more expensive alternative and, in the Board's view, less effective than stock-based compensation.

3.
Maintain tax deductibility of compensation. Approval of the 2004 Plan by stockholders will ensure that future awards under the company's LTIP qualify as performance-based compensation under section 162(m) of the Internal Revenue Code, thereby preserving our ability to receive tax deductions for the awards.

The Board of Directors unanimously recommends a vote FOR
the approval of the 2004 Equity Incentive Plan.

        Approval of the 2004 Plan requires the affirmative vote of a majority of the shares represented at the meeting and entitled to vote.

        The following is a brief summary of the material features of the 2004 Plan. The full text of the plan is attached as Appendix F.

Administration and Operation

        The 2004 Plan will be administered by a committee of independent directors designated from time to time by the Board. Currently, the Compensation Committee has the responsibility of administering the company's performance-based compensation programs, and it will serve as the administrative committee for the 2004 Plan.

        The committee will have complete and absolute authority to make any and all decisions regarding the administration of the 2004 Plan, including the authority to construe and interpret the plan and awards under the plan, establish administrative rules and procedures, select award recipients, determine the type of awards and establish the terms, conditions and other provisions of awards.

Eligibility

        The persons eligible to receive awards under the 2004 Plan include officers, key employees and directors of the company or its subsidiaries and certain persons who will commence serving in such capacities within 90 days of an award.

Shares Available for Issuance

        The aggregate number of shares of common stock that are authorized and available for issuance under the 2004 Plan is 2,400,000. No more than 400,000 of the shares may be issued in connection with awards other than stock options and stock appreciation rights. If the shares of stock that are subject to an award are not issued or cease to be issuable because the award is terminated, forfeited or cancelled, those shares will then become available for additional awards. The number of shares authorized and available for issuance under the plan is subject to adjustment in the event of a stock split, stock dividend, combination of shares, recapitalization or any other change in the company's capital structure, spin-off, liquidation, distribution of assets, issuance of warrants to purchase securities or similar action.

Types and Terms of Awards

        The 2004 Plan allows for various types of awards of rights related to the company's stock, including options to purchase stock, appreciation rights related to options to purchase stock, awards of restricted stock and awards of deferred shares of stock. The 2004 Plan also allows for awards of stock options, restricted stock and deferred stock to non-employee directors. Options to purchase stock may be incentive stock options (as defined in section 422 of the Internal Revenue Code) or non-statutory stock options.

        Subject to certain restrictions set forth in the plan, the committee has discretion to set the terms and conditions of each award, including the size of the award, the exercise price or par value, the vesting and exercisability schedule (including provisions regarding acceleration of vesting and exercisability) and termination, cancellation and forfeiture provisions.

        The following specific restrictions in the 2004 Plan will apply to the types and terms of awards:

  •
  No individual may receive in any calendar year (1) options for more than 300,000 shares of stock, (2) more than 300,000 appreciation rights or (3) more than 200,000 restricted shares or 200,000 deferred shares.

  •
  The exercise price for stock options may not be less than the fair market value of the stock on the date the option is awarded.

  •
  The maximum term for the exercise of any option may not exceed 10 years.

  •
  Incentive stock options terminate automatically upon the earlier of the stated expiration date of the option and the ninetieth calendar day following the option holder's termination of employment with the company, except in cases of the option holder's death disability, or retirement. If the option holder becomes disabled, the incentive stock options may be exercised within one year after the holder's disability unless the stated expiration date of the incentive stock option occurs sooner. If the option holder dies or retires, the incentive stock options may be exercised within three years after the holder's death or retirement unless the stated expiration date of the incentive stock option occurs sooner.

  •
  Outstanding stock options will become exercisable in full immediately if there is a change in control of the company, as defined in the 2004 Plan.

  •
  Performance objectives, if any, used to determine the vesting schedule or exercisability of any award must be based upon specified levels of growth in one or more of the criteria set forth in the definition of "Management Objectives" in the 2004 Plan. Those criteria for covered employees are limited to earnings; earnings per share (as calculated without regard to any change in accounting standards that may be required by the Financial Accounting Standards Board after the goal is established); share price; total stockholder return; return on invested capital, equity or assets; operating earnings; sales growth and productivity improvement.

  •
  Holders of options and appreciation rights do not have any rights or privileges of stockholders unless and until shares of common stock are issued to them upon exercise or other satisfaction of the award. The rights and privileges of holders of restricted stock and deferred shares may also be subject to limitations until the conditions for removal of the restrictions have been satisfied or until the deferral period has ended.

        Although not expressly specified in the plan document, the Board, upon recommendation of the Compensation Committee, has adopted guidelines that all stock options granted on or after February 14, 2003, require a one-year holding period for company stock acquired upon the exercise of the option, net of taxes and the costs of exercise. Additional guidelines limit the resale of stock acquired upon exercise of an option if the option holder has not satisfied applicable stock ownership guidelines. These restrictions will be included in individual option agreements.

Amendments and Termination

        The Board may amend the 2004 Plan at any time. However, without the approval of the stockholders, the Board may not amend the plan to increase the number of shares available for issuance or in any other way that requires approval by the company's stockholders under the rules of the NASDAQ National Market. The Board or committee may terminate the plan at any time. Nevertheless, no awards will be granted under the plan after the tenth anniversary of its effective date.

Change in Control

        As a general rule, awards otherwise subject to restrictions or vesting periods will no longer be subject to restrictions or will vest immediately if there is a change in control of the company, as defined in the 2004 Plan.

Federal Income Tax Consequences

        The following is a brief description of the material U.S. federal income tax consequences associated with awards under the 2004 Plan. It is based on existing U.S. laws and regulations, and there is no assurance that those laws and regulations will not change in the future. Tax consequences in other countries may vary.

        Stock Options.    There will be no federal income tax consequences to either the company or the participant upon the grant of a stock option. If the option is a non-qualified stock option, the participant will realize ordinary income at exercise equal to the excess of the fair market value of the stock acquired over the exercise price, and the company will receive a corresponding deduction. Any gain or loss realized upon a subsequent disposition of the stock will generally constitute a capital gain.

        If the option is an incentive stock option, the participant will not realize taxable income on grant or exercise, but the excess of the fair market value of the stock acquired over the exercise price may give rise to "alternative minimum tax." When the stock is subsequently sold, the participant will recognize income equal to the difference between the sales price and the exercise price of the option. If that sale occurs after the expiration of two years from the date of the grant and one year from the date of exercise, the income will constitute long-term capital gain. If the sale occurs prior to that time, the participant will recognize ordinary income to the extent of the lesser of the gain realized upon the sale or the difference between the fair market value of the acquired stock at the time of exercise and the exercise price; any additional gain will constitute a capital gain. The company will be entitled to a deduction in an amount equal to the ordinary income that the participant recognizes.

        Restricted Stock.    Generally, restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) when the restrictions lapse. A participant may elect to recognize income at the time of grant, in which case the fair market value of the stock at the time of grant is included in ordinary income and there is no further income recognition when the restrictions lapse. The company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant.

        Other Awards.    In the case of other awards, the participant will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or the date of delivery of the underlying shares and the company will generally be entitled to a corresponding tax deduction.

        Section 162(m) Limitation.    Under section 162(m) of the Internal Revenue Code, the company may not take a tax deduction for compensation to certain executive officers in excess of $1 million per year unless the compensation is "performance-based compensation" or qualifies under certain other exceptions. Awards under the 2004 Plan generally should qualify as "performance-based compensation" for purposes of section 162(m).

Equity Compensation Plan Information

        The following table provides information as of January 2, 2004, about shares of Washington Group common stock previously authorized for issuance under the 2002 Plan, including shares already issued and currently outstanding, as well as shares which are available for future issuance under the plan.

        The table does not contain information about the proposed 2004 Plan, which is being submitted to stockholders for approval at the Annual Meeting.

(a) Plan Category	(b) Number of securities to be issued upon exercise of outstanding options	(c) Weighted-average exercise price of outstanding options	(d) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	5,562,324	$25.53	393,674
Equity compensation plans not approved by security holders	—	—	—
Total	5,562,324	$25.53	393,674

Footnote: On February 13, 2004, the Board granted options to purchase an additional 199,825 shares under the company's Equity and Performance Incentive Plan, leaving 193,849 shares available for future issuance. If the 2004 Plan is approved by the stockholders, the total number of authorized securities remaining available for future issuance will be 2,593,849.

EXECUTIVE OFFICERS

        The following table provides information with respect to executive officers of the company.

Name	Principal occupation and business experience for previous five years	Age	Officer Since
Stephen G. Hanks(1)	President and Chief Executive Officer	53	1996
Stephen M. Johnson(2)	Senior Executive Vice President—Business Development	52	2001
Thomas H. Zarges(3)	Senior Executive Vice President—Operations	56	1996
George H. Juetten(4)	Executive Vice President and Chief Financial Officer	56	2001
Ambrose L. Schwallie(5)	Executive Vice President and President of Defense	56	1999
Larry L. Myers(6)	Senior Vice President—Human Resources	49	2001
Richard D. Parry(7)	Senior Vice President, General Counsel and Assistant Secretary	51	2001
Jerry K. Lemon(8)	Vice President and Controller	44	2003
Cynthia M. Stinger(9)	Vice President—Government Affairs	48	2002
Earl L. Ward(10)	Vice President and Treasurer	51	2002
Craig G. Taylor(11)	Secretary	47	2000

(1)
Mr. Hanks was named President in April 2000. For certain biographical information regarding Mr. Hanks, see "DIRECTORS" above.

(2)
Mr. Johnson formerly served the company as Senior Vice President. He also formerly served as Senior Vice President of Global Development, Marketing and Strategy for Fluor Corporation (engineering, procurement, construction and maintenance services) and as Vice President of Sales for Fluor Daniel, Inc. (engineering and construction). Mr. Johnson is also a member of the Board of Directors of North-South American Trading Company (NSAT) of Montreal Quebec Canada, and a member of the Board of directors of the Business Council for International Understanding (BCIU).

(3)
Mr. Zarges formerly served the company as Executive Vice President and President of Power and President and Chief Executive Officer of MK Engineering and Construction Group.

(4)
Mr. Juetten formerly served Dresser Industries, Inc. (oil field services and engineering and construction for oil and natural gas industry) as Senior Vice President and Chief Financial Officer and as Vice President and Controller.

(5)
Mr. Schwallie formerly served the company as Executive Vice President and President and Chief Executive Officer of MK Government Services Group. He also formerly served as President of Westinghouse Savannah River Company (defense program contract services).

(6)
Mr. Myers formerly served the company as Senior Vice President of Business Operations for Washington Group's Government business unit. He also formerly served as Vice President of Human Resources for Westinghouse Savannah River Company (defense program contract services) and in a variety of senior human resource positions.

(7)
Mr. Parry formerly served the company as staff Vice President—Legal.

(8)
Mr. Lemon formerly served as Partner with KPMG LLP and Partner with Arthur Andersen LLP (both accounting and auditing services).

(9)
Ms. Stinger formerly served GPU Inc. (a public utility holding company) as Vice President of Government Affairs and President of the GPU Foundation.

(10)
Mr. Ward formerly served the company as Senior Vice President—Finance and Administration of its Westinghouse Government Services Group. He also formerly served Honeywell, Inc. (aviation controls) as Controller—Space Systems.

(11)
Mr. Taylor also serves the company as Associate General Counsel. He formerly practiced law, specializing in employee benefits matters, for a private law firm.

EXECUTIVE COMPENSATION
Summary Compensation Table

        The following table summarizes the total compensation for each of the last three fiscal years for Mr. Hanks and each of the four other most highly compensated executive officers who were serving as such at the end of fiscal year 2003 (collectively, the "Named Executives").

	Annual Compensation						Awards
Name and principal position	Year	Salary ($)	Bonus ($)		Other annual compensation ($)		Securities underlying options/SARs (#)		All other comp. ($)
Stephen G. Hanks President and Chief Executive Officer	2003 2002 2001	648,462 600,000 524,616	2,466,000 1,461,600 300,000	(1) (4)	52,228 12,351 223,677	(2) (5) (6)	82,000 150,000 0		209,641 74,827 47,920	(3)
Stephen M. Johnson Sr. Executive Vice President—Business Development	2003 2002 2001	453,270 406,539 103,654	902,500 493,161 50,000		9,216 109,469 39,026	(5) (8) (9)	32,500 100,000 55,000	(10)	43,880 10,000 0	(7)
Thomas H. Zarges Sr. Executive Vice President—Operations	2003 2002 2001	456,154 440,000 436,539	1,276,667 801,533 220,000	(1) (4)	86,837 6,482 301,958	(11) (5) (13)	32,500 55,000 25,000	(10)	120,090 42,626 253,635	(12)
George H. Juetten Executive Vice President and Chief Financial Officer	2003 2002 2001	397,115 368,847 302,886	1,200,833 724,267 175,000	(1) (4)	11,531 4,868 61,372	(5) (5) (15)	20,000 100,000 75,000	(10)	67,999 10,000 8,500	(14)
Ambrose L. Schwallie Executive Vice President and President of Defense	2003 2002 2001	406,466 375,000 367,708	1,081,391 683,125 187,500	(1) (4)	0 63,771 0	(16) (18) (16)	17,500 55,000 0		36,906 6,000 5,103	(17)

(1)
These figures for the Named Executives indicated include emergence incentive of $900,000 for Mr. Hanks, $366,667 for Mr. Zarges, $408,333 for Mr. Juetten and $312,500 for Mr. Schwallie.

(2)
Consists of tax payment reimbursements of $20,112 and other perquisites in amounts less than the level required for reporting.

(3)
Consists of $10,000 matching contribution to Mr. Hanks' 401(k) account, $124,690 contribution to Mr. Hanks' Restoration Plan account, $8,348 service recognition, and $66,603 representing Mr. Hanks' interest in his executive life insurance policy's cash surrender value as projected on an actuarial basis attributable to the 2003 premium.

(4)
These figures for the Named Executives indicated include emergence incentive of $450,000 for Mr. Hanks, $188,333 for Mr. Zarges, $204,167 for Mr. Juetten and $156,250 for Mr. Schwallie.

(5)
Tax payment reimbursement. Other perquisites and personal benefits are not disclosed in the "Other Annual Compensation" column since, in the aggregate, they, together with the foregoing tax payment reimbursement, did not exceed the lesser of either $50,000 or 10% of total salary and incentive.

(6)
Consists of tax payment reimbursements of $16,375, $190,155 in connection with the termination of the company's Deferred Compensation Plan, and other perquisites and benefits in amounts less than the level required for reporting.

(7)
Consists of $10,000 matching contributions to Mr. Johnson's 401(k) account and contribution of $33,880 to Mr. Johnson's Restoration Plan account.

(8)
Consists of imputed income of $58,043 in connection with relocation and incidental expenses related thereto, tax payment reimbursement of $44,140 and other perquisites in amounts less than the level required for reporting.

(9)
Consists of imputed income of $15,640 related to relocation expenses, $13,867 tax gross-up on such relocation expenses, and distribution of $9,519 in connection with the termination of the company's Deferred Compensation Plan.

(10)
These numbers notwithstanding, effective as of January 25, 2002, all of these options were canceled pursuant to the Plan of Reorganization; therefore, none of these options are currently exercisable or will become exercisable at any time in the future.

(11)
Consists of tax payment reimbursements of $35,585, imputed income for relocation expenses of $34,597, and other perquisites and benefits in amounts less than the level required for reporting.

(12)
Consists of $10,000 matching contribution to Mr. Zarges' 401(k) account, contribution of $62,013 to Mr. Zarges' Restoration Plan account, and $48,077 representing Mr. Zarges' interest in his executive life insurance policy's cash surrender value as projected on an actuarial basis attributable to the 2003 premium.

(13)
Consists of tax payment reimbursements of $6,309, $278,319 in connection with the termination of the company's deferred compensation Plan, and other perquisites and benefits in amounts less than the level required for reporting.

(14)
Consists of $10,000 matching contribution to Mr. Juetten's 401(k) account and contribution of $57,999 to Mr. Juetten's Restoration Plan account.

(15)
Consists of imputed income of $31,146 for club membership dues and tax gross-up of $30,226 in connection with such club membership dues.

(16)
Perquisites and other personal benefits have not been disclosed since, in the aggregate, they did not exceed either the lesser of $50,000 or 10% of total salary and incentive.

(17)
Consists of $6,000 matching contribution to Mr. Schwallie's 401(k) account and contribution of $30,906 to Mr. Schwallie's Restoration Plan account.

(18)
Consists of travel allowance of $59,988 and other personal benefits in amounts less than the level required for reporting.

Stock Options

        a The following information sets forth information about the stock options awarded to the Named Executives during fiscal year 2003, including a theoretical potential realizable value for each award:

Option Grants in Last Fiscal Year

	Individual grants
		Percent of total options/ SARs granted to employees in fiscal year
	Number of securities underlying options/ SARs granted (#)(1)
					Potential realizable value at assumed annual rates of stock price appreciation for option term
			Exercise or base price ($/share)
Name				Expiration date
					5% ($)	10% ($)
Stephen G. Hanks	82,000	12.6%	$15.15	2/14/2013	781,276	1,979,906
Stephen M. Johnson	32,500	5.0%	$15.15	2/14/2013	309,652	784,719
Thomas H. Zarges	32,500	5.0%	$15.15	2/14/2013	309,652	784,719
George H. Juetten	20,000	3.1%	$15.15	2/14/2013	190,555	482,904
Ambrose L. Schwallie	17,500	2.7%	$15.15	2/14/2013	166,736	422,541

(1)
The options awarded to Messrs. Hanks, Johnson, Zarges, Juetten and Schwallie were granted on February 14, 2003, at an exercise price of $15.15 per share and vest in three equal installments on each of the first three anniversaries of the date of grant. These options expire on the tenth anniversary of the date of grant. The exercise price of the above options is not less than 100% of the fair market value (as defined in the company's Equity and Performance Incentive Plan) of the shares on the date of grant.

        No options were exercised by the Named Executives during fiscal year 2003. The following table sets forth certain information about the value of the Named Executives' unexercised options at the end of the year.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

					Value of unexercised, in-the-money options/SARs at fiscal year-end ($)
			Number of securities underlying unexercised options/SARs at fiscal year-end (#)
Name	Shares acquired on exercise (#)	Value realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Stephen G. Hanks	0	0	100,000	132,000	949,000	1,978,380
Stephen M. Johnson	0	0	66,667	65,833	632,670	912,380
Thomas H. Zarges	0	0	36,667	50,833	347,970	770,030
George H. Juetten	0	0	66,667	53,333	632,670	683,130
Ambrose L. Schwallie	0	0	36,667	35,833	347,970	494,930

        The following table sets forth information regarding performance units awarded to the Named Executives during fiscal year 2003, including the range of potential payouts for the awards:

Long-Term Incentive Program—Awards in Last Fiscal Year

			Estimated future payouts under non-stock price-based plans
Name	Number of shares, units or other rights	Performance or other period until maturation or payout
			Threshold	Target	Maximum
Stephen G. Hanks	82,000	January 4, 2003 to December 30, 2005	$0	$820,000	$1,640,000
Stephen M. Johnson	32,500	January 4, 2003 to December 30, 2005	$0	$325,000	$650,000
Thomas H. Zarges	32,500	January 4, 2003 to December 30, 2005	$0	$325,000	$650,000
George H. Juetten	20,000	January 4, 2003 to December 30, 2005	$0	$200,000	$400,000
Ambrose L. Schwallie	17,500	January 4, 2003 to December 30, 2005	$0	$175,000	$350,000

Footnote: The above performance units were awarded under the Company's Equity and Performance Incentive Plan. Each performance unit takes the form of a bookkeeping entry recording a right to payment which is contingent upon performance measured against pre-determined management objectives. The management objectives used to determine the actual value of the performance units are average earnings per share and average return on invested capital during the three-year performance period. If an executive's employment is terminated due to death or disability before the end of the performance period, the amount that the executive or his beneficiary is entitled to receive will be prorated based on the number of actual days of employment during the performance period.

Pension

        Mr. Hanks is entitled to pension benefits payable under the terms of group annuity contracts purchased upon the termination of the Morrison Knudsen Corporation Retirement Plan of 1970 and the Morrison Knudsen Corporation Retirement Plan of 1988 (the "1988 Retirement Plan"). These plans were terminated December 12, 1987, and October 31, 1997, respectively. Assuming a five-year certain and life annuity upon normal retirement, Mr. Hanks' total annual benefit at age 65 would be $7,142. For purposes of this benefit, Mr. Hanks has 12 years of credited service with the company.

        Mr. Schwallie is eligible for retirement benefits under the Westinghouse Government Services Group Pension Plan (the "WGS Plan"), the Westinghouse Savannah River Company/Bechtel Savannah

River, Inc. Pension Plan (the "WSRC Plan") and the Westinghouse Government Services Group Executive Pension Plan (the "WGS Executive Pension Plan") (collectively, the "Westinghouse Pension Plans").

        The WGS Plan and the WSRC Plan are defined benefit plans designed to provide retirement income related to an employee's salary and years of active service. Participant contributions are required in the WGS Plan. All of our contributions are actuarially determined. Benefits under the WGS Plan are calculated as 2% of eligible compensation for each year of credited service. As of January 2, 2004, Mr. Schwallie had earned a monthly pension benefit of $1,233 under the WGS Plan.

        Benefits under the WSRC Plan are calculated as either (a) 1.2% or (b) 1.5% less the primary social security benefit, whichever is greater, of the average of the three highest eligible compensation years or the highest 36 consecutive months, whichever is greater, times the number of years of credited service. As of January 2, 2004, Mr. Schwallie had earned a monthly pension benefit of $2,014.

        The WGS Executive Pension Plan, which was frozen effective June 30, 2001, provides for supplemental pension payments, provided certain eligibility requirements are met. Such payments, when added to the pensions under the WGS Plan, the WSRC Plan and a plan sponsored by Mr. Schwallie's former employer, CBS/Viacom, as of June 30, 2001, result in a total pension equal to 1.47% for each year of credited service multiplied by the employee's average annual compensation as defined by the WGS Executive Pension Plan. Average annual compensation is equal to the average of the five highest annualized base salaries plus the average of the five highest annual incentive awards, each in the last ten years of employment prior to June 30, 2001. Mr. Schwallie has a frozen monthly supplemental pension payment under the WGS Executive Pension Plan of $13,785.

Retention Agreements

        In March of 2001, we entered into retention agreements with Messrs. Hanks, Juetten, Schwallie and Zarges, as part of a program to retain key personnel in order to preserve the value of the business and to optimize our financial and operational performance. We entered into a similar agreement with Mr. Johnson in November of 2001. Each retention agreement provided a retention bonus as well as a severance benefit, payable under certain conditions. The agreements were amended in 2002 to provide retention payments for an additional year and to extend severance protection through the end of 2003. The amendments also increased the amount payable to the executives if their employment was terminated after a change in control.

        Under the terms of the retention agreements entered into with Messrs. Hanks, Juetten, Schwallie and Zarges, we agreed to pay each executive individually a retention payment equal to 0.5 times their individual "Target Bonus" on each of September 1, 2001, March 1, 2002, September 1, 2002, March 1, 2003, and September 1, 2003, each such payment to be payable provided that the executive was still employed by us on the applicable payment date. Mr. Johnson's retention agreement provided for retention payments on March 1, 2002, and September 1, 2002, equal to 0.5 times his "Target Bonus" prorated for the number of days Mr. Johnson was employed by the company between September 1, 2001, and September 1, 2002, and for retention payments equal to 0.5 times his "Target Bonus" on March 1, 2003, and September 1, 2003, contingent upon his continued employment on the applicable payment date. Mr. Hanks' Target Bonus was 120% of his annual base salary, and the Target Bonus for each of Messrs. Johnson, Juetten, Schwallie and Zarges was 100% of annual base salary. Payment of the first installment to Mr. Hanks was postponed until our emergence from bankruptcy protection on January 25, 2002. If any executive's employment with us had terminated before any of the above payment dates due to his death or disability, we would have paid to him, or his estate, a prorated portion of the payment otherwise due based upon the number of days he remained employed by us since the previous payment date. The retention agreements further provided that if the applicable executive's employment with us terminated before December 31, 2003 (other than for cause or by reason of his death, disability or voluntary resignation or retirement), we would have paid to him a severance benefit equal to the sum of his base salary and his Target Bonus. If, following a change in control, such executive's employment had terminated before December 31, 2003, (other than for cause or by means of his death, disability or voluntary resignation or retirement) or such executive's base salary had been reduced or he had been asked to relocate to a city more than 50 miles from the office or location in which he was based on the date of the change in control, and he resigned employment before December 31, 2003, rather than accepting such reduction in base salary or change of location, we would have paid to him a severance benefit equal to twice the sum of his base salary and his Target Bonus. If a severance benefit had been payable, the executive also would have received an amount equal to the pro- rated portion of the next retention bonus payment, if any, that would otherwise have been payable if his employment had not been terminated, based on the number of days he remained employed by us since the previous payment date. Mr. Hanks' agreement also contained a covenant not to compete with the company for a period of at least twelve months following any termination that would have entitled him to a severance payment. For abiding by that covenant, he would have been paid an amount equal to the sum of his base salary and his Target Bonus.

        Retention payments made in March and September 2003 are included in the "Bonus" column of the Summary Compensation Table for fiscal year 2003. The retention agreements expired on December 31, 2003.

Certain Relationships and Related Transactions

        During fiscal year 2003, we purchased assorted equipment and supplies from Flowserve Corporation, a manufacturer of flow management systems, and its affiliated companies (collectively, "Flowserve") in connection with the performance of some of our contracts in the ordinary course of our business. Mr. Greer is Chairman, President and Chief Executive Officer of Flowserve Corporation. All of these purchases were at rates and on terms generally available in the marketplace. The amount we paid to Flowserve for equipment and supplies in fiscal year 2003 was $216,813 and was not material to us, Flowserve or Mr. Greer.

        Mr. Washington is the founder and owner of Washington Corporations ("WC"). We chartered a corporate jet from WC and WC Leasing Corporation ("WC Leasing"), a wholly owned subsidiary of WC, in connection with our business. During fiscal year 2003, we paid WC and WC Leasing approximately $1,875,114 for such jet usage and related services.

        Washington Group regularly purchases and rents equipment, parts and services from Modern Machinery Co., Inc. ("MMCI"), a wholly owned subsidiary of WC, determined by competitive bid. During fiscal year 2003, Washington Group purchased and/or rented equipment, parts and services from MMCI in the amount of $1,241,000 and MMCI purchased $25,000 in used and surplus equipment from Washington Group for resale to third parties.

        As the pit mine operator at the Pipestone Mine Project in Montana, we sell ballast to Montana Rail Link, Inc., a corporation owned by Mr. Washington. During fiscal year 2003, we realized revenues totaling $667,000 from such ballast sales.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder require our officers and directors and persons who own more than 10% of our outstanding common stock to file reports of ownership and changes in ownership with, among others, the SEC and to furnish us with copies.

        We believe, based on our review of copies of such forms or written representations from certain reporting persons, that all directors, executive officers, officers and beneficial owners of greater than 10% of our outstanding common stock complied with the filing requirements applicable to them during fiscal 2003.

Security Ownership of Certain Persons

        The following table shows, as of March 12, 2004, those entities known to us to beneficially own more than 5% of the outstanding shares of common stock of the company. It also indicates the numbers of shares owned by the directors of the company, the Named Executives and all of the directors and executive officers of the company as a group:

	Common stock
Name and address of beneficial owner(1)	Amount and nature of beneficial ownership as of March 12, 2004(2)		Rights to acquire within 60 days of March 12, 2004(3)	Percent of class(4)
Five Percent Owners:
Wellington Management Company, LLP 75 State Street Boston, MA 02109	1,753,000		0	7.0%
Directors and Nominees:
David H. Batchelder	20,000		20,000	*
Michael R. D'Appolonia	22,100		20,000	*
William J. Flanagan	20,000		20,000	*
C. Scott Greer	20,000		20,000	*
William H. Mallender	20,000		20,000	*
Michael P. Monaco	20,000		20,000	*
Cordell Reed	20,000		20,000	*
Dennis R. Washington	3,224,100		3,224,100	12.8%
Bettina M. Whyte	20,000		20,000	*
Dennis K. Williams	20,000		20,000	*
Named Executives:
Stephen G. Hanks	177,334		177,334	*
Stephen M. Johnson	110,834		110,834	*
Thomas H. Zarges	65,834		65,834	*
George H. Juetten	106,667		106,667	*
Ambrose L. Schwallie	60,834		60,834	*
All Directors and Executive Officers as a Group:
(21 persons)	4,026,319	(5)	4,024,204	16.0%

*
Indicates that the percentage of shares beneficially owned does not exceed 1% of the class.

(1)
Except as otherwise indicated the mailing address of each person shown is c/o Washington Group International, Inc., 720 Park Boulevard, Boise, Idaho 83712.

(2)
For purposes of this table, shares are considered to be "beneficially" owned if the person directly or indirectly has the sole or shared power to vote or direct the voting of securities or the sole or shared power to dispose of or direct the disposition of the securities, and a person is considered to be the beneficial owner of shares if that person has the right to acquire the beneficial ownership of the shares within 60 days of March 12, 2004. Unless otherwise noted, the beneficial owners have sole voting and dispositive power over their shares listed in this column.

(3)
The individuals shown, with the exception of Wellington Management Company, LLP, have the right to acquire these shares by exercise of stock options which have vested or will vest within 60 days of March 12, 2004.

(4)
The percentages shown are calculated based upon the number of shares of our common stock shown in the second column of this table, which includes shares that the stockholder has the right to acquire beneficial ownership of within 60 days of March 12, 2004.

(5)
Includes 15 shares purchased by an executive officer through the company's employee stock purchase program.

        When we emerged from bankruptcy, 5,000,000 shares of our common stock were placed in trust to be distributed to unsecured creditors pursuant to our Plan of Reorganization. As of March 12, 2004, 3,096,947 of those shares were not yet distributed. Under a written agreement with the trustee and the committee representing the unsecured creditors, any undistributed stock will be voted as recommended by the Board unless the committee directs that the undistributed shares be voted in proportion to the votes cast or abstentions claimed by all other shareholders eligible to vote.

STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS

        Any stockholder proposal to be considered by us for inclusion in our proxy statement and form of proxy for next year's Annual Meeting of Stockholders, expected to be held in May 2005, must be received by our Secretary at our principal executive offices located at 720 Park Boulevard, Boise, Idaho 83712, no later than December 10, 2004.

        Any nominees for election to the Board proposed by the stockholders will be considered by us for inclusion in our proxy statement and form of proxy for the 2005 Annual Meeting of Stockholders if the following information is timely submitted by means of a written notice to the Secretary of the company: (1) the nominee's name, age, business address, residence address, principal occupation or employment, the class and number of shares of our capital stock the nominee beneficially owns and any other information relating to the nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to the rules and regulations of the SEC under Section 14 of the Securities Exchange Act of 1934, as amended, and (2) as to the stockholder proposing such nominee, that stockholder's name and address, a representation that the stockholder is a holder of record of stock of the company entitled to vote at the 2005 Annual Meeting of Stockholders and intends to appear in person or by proxy at the 2005 Annual Meeting of Stockholders to nominate the person specified in the notice, the class and number of shares of our capital stock the stockholder beneficially owns, a description of any arrangement between the stockholder and the nominee and whether the stockholder intends to deliver a proxy statement and form of proxy to holders of at least the percentage of shares of the company's stock entitled to vote required to elect the nominee. To be timely, any such notice must be delivered to or mailed and received at the company's principal executive offices not less than 60 days nor more than 90 days prior to the first anniversary of the date on which the company first mailed this proxy statement; provided, however, that if the date of the 2005 Annual Meeting of Stockholders is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the Annual Meeting, any such notice must be received not later than the close of business on the 90th day prior to the 2005 Annual Meeting of Stockholders or the 10th day following the day on which public disclosure of the 2005 Annual Meeting of Stockholders is made, whichever occurs later.

SOLICITATION OF PROXIES

        Washington Group will bear all costs of this proxy solicitation. Proxies may be solicited by mail, in person, by telephone or by facsimile by officers, directors and regular employees of the company. In addition, we will utilize the services of MacKenzie Partners, Inc. of New York, New York, an independent proxy solicitation firm, and will pay approximately $12,500 plus reasonable expenses as compensation for those services. We may also reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses to forward proxy materials to beneficial owners.

Dated: March 29, 2004	BY ORDER OF THE BOARD OF DIRECTORS Washington Group International, Inc. Craig G. Taylor Secretary

APPENDIX A—Corporate Governance Guidelines

Role and Responsibilities of the Board of Directors

        The Board of Directors, which is elected by the shareholders, is the ultimate decision-making body of the Company except with respect to those matters reserved to the shareholders. The Board delegates authority to management to pursue the Company's mission. Management, not the Board, is responsible for managing the Company. The Board retains responsibility to recommend candidates to the stockholders for election to the Board of Directors. The Board retains responsibility for selection and evaluation of the Chairman of the Board and the Chief Executive Officer, approval of all Executive Officers, oversight of succession plans, determination of senior management compensation, approval of the annual business plan, and review of systems, procedures, and controls. The Board also advises management with respect to strategic plans.

Board Operations

        Board Agenda.    The Chairman of the Board in coordination with the Chief Executive Officer shall set the agenda for each Board meeting, taking into account input and suggestions from members of the Board. Any member of the Board may request that an item be included on the agenda. Management will provide the Board with appropriate materials providing background information on addenda items in advance of each meeting.

        Strategic Planning.    The Board shall participate in the Company's annual strategic planning session. The timing and agenda for this meeting are to be recommended by the Chief Executive Officer.

        Independent Advice.    The Board (or any of its committees) may seek legal or other expert advice from a source independent of management. Generally, this would be with the knowledge of the Chief Executive Officer and the Chairman of the Board.

        Access to Management.    Board members have free access to members of senior management and other employees of the Company. Additionally, with the advance consent of the Chairman, members of senior management recommended by the CEO may attend Board meetings, or portions thereof, as appropriate to make presentations and participate in discussions.

        Executive Meetings.    An executive meeting of non-employee Directors should be held during each Board meeting. So long as the Chairman is not an employee of the Company, the Chairman shall chair the executive meetings of the non-employee directors. If the Chairman is an employee of the Company, the non-employee directors shall designate a "lead" non-employee director to chair the executive meetings of the non-employee directors.

        Board Evaluation.    The Nominating and Governance Committee shall be responsible for coordinating an annual evaluation of Directors and an annual evaluation of the performance and procedures of the Board and its Committees.

        Continuing Education.    Directors are encouraged to attend continuing education programs at the expense of the Company. From time to time, the Board may arrange for related presentations to the Board during its regularly scheduled meetings.

        Written Guidelines and Policies.    The Board shall maintain written corporate governance guidelines and operational policies, which will be reviewed annually by the Nominating and Governance Committee.

Board Structure

        Positions of Chairman and Chief Executive Officer.    The positions of Chairman and Chief Executive Officer generally shall be filled by separate persons, but, at the discretion of the Board, may be a single individual.

        Number of Directors.    The Board shall assess the effectiveness of its size from time to time. The size of the Board normally will be in the range from 9 to 12 members.

        Board Composition.    Independent Directors shall constitute a substantial majority of the Board. "Independent Director" means a person who is independent of management and free from any relationship with the Company or otherwise (including serving as consultants or service providers to the Company except as approved by the Independent Directors for special projects) that, in the opinion of the Board of Directors, would interfere in the exercise of independent judgment as a Director. No officer or employee of the Company or its subsidiaries shall be qualified as an Independent Director. It is also presumed that no former officer or employee of the Company may qualify as an Independent Director, provided that this presumption is rebuttable upon an affirmative determination by the Board.

        Committees.    The standing Board committees shall be the Audit Review Committee, the Compensation Committee, the Executive Committee, and the Nominating and Governance Committee. The Audit Review Committee, the Compensation Committee and the Nominating and Governance Committee shall be made up of Independent Directors. The Executive Committee shall be made up of the Chief Executive Officer and other Directors. All members of the Audit Review Committee must be "financially literate," and at least one shall be a "financial expert," as determined by the Board. Each standing committee shall maintain a written charter approved by the Board. Committees shall receive authority exclusively through delegation from the Board. All committee actions must be ratified by the Board before becoming effective, unless taken pursuant to an express delegation of authority. A Director may attend any Board committee meeting. Membership on the standing committees shall be rotated from time to time. Members and chairs of the committees are recommended to the Board by the Nominating and Governance Committee in consultation with the Chairman and CEO. The Board reserves the right to disband committees or form new committees, including "ad hoc" committees to handle specifically defined assignments. The responsibilities of each of the committees are determined by the Board from time to time. The frequency, length, and agenda of meetings of the committees are determined by the chair of the committee.

Directors

        Nominees for Election to the Board.    The Nominating and Governance Committee shall recommend nominees to the full Board for annual elections of Directors. The Committee shall welcome input from all Directors and stockholders.

        Changes in Professional Responsibility.    The Board should consider whether a change in an individual's professional responsibilities directly or indirectly impacts that person's ability to fulfill Directorship obligations. To facilitate the Board's consideration, a Director shall be deemed to have submitted a resignation as a matter of course upon retirement, resignation, or other significant change in professional roles. The Nominating and Governance Committee will determine whether it would be appropriate for the director to continue on the Board. As part of the review, the Chairman of this Committee may meet privately with the affected director to discuss the matter, if appropriate, or solicit advice from directors not on this Committee. An affected director who is also a member of the Nominating and Governance Committee will not participate in this review.

        Retirement.    Directors shall retire effective the first Annual Meeting following their 75th birthday, unless specifically requested to continue by the Board. However, Directors appointed or reappointed to the Board in 2002 pursuant to the Company's Plan of Reorganization shall not be required to retire before serving at least 6 years, so long as they are physically and mentally able. At the discretion of the Board, a Director who has reached retirement age may be invited to continue to meet with the Board in a nonvoting capacity as a Director emeritus.

        Director Compensation and Stock Ownership.    From time to time, the compensation of Directors shall be reviewed by the Compensation Committee, which shall make recommendations to the full Board. The Board's philosophy is that a substantial portion (at least 50%) of Director compensation shall be equity-based. The Board shall also maintain minimum stock ownership guidelines for Directors.

        Chief Executive Officer Evaluation.    The Compensation Committee shall be responsible for coordinating an annual evaluation of the Chief Executive Officer by the other Directors. The Chairman of the Compensation Committee shall be the liaison with the Chief Executive Officer.

        Management Succession.    The Board shall coordinate with the Chief Executive Officer to ensure that a successor for emergencies is designated at all times and that a formalized process governs long-term management development and succession. The Chief Executive Officer shall report to the Board annually about development of senior management personnel and succession plans.

        Outside Board Memberships.    The Chief Executive Officer and other members of senior management shall seek the approval of the Board before accepting outside board memberships, and the Board generally discourages more than one corporate board and one charitable board membership.

Potential Mergers & Acquisitions

        Reviews.    As part of leading Board discussions on the Company's strategic direction, the Chief Executive Officer periodically may review companies or businesses that the Company may have an interest in acquiring, or otherwise entering into a combination with, in the future.

        Communications.    No director shall initiate contact or engage in any discussions with any third parties regarding any such transactions, regardless of size, without prior Board approval. No employee shall initiate contact or engage in any discussions with any third parties regarding any such transactions, regardless of size, without approval of the Chief Executive Officer. Unsolicited inquiries from any other company or person regarding any such transaction that are deemed by the Chief Executive Officer to be serious shall be reported promptly to the Board. Any inquiry on this topic to a director is considered to be serious and should be immediately reported to the Chief Executive Officer and Board Chairman.

APPENDIX B
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
WASHINGTON GROUP INTERNATIONAL, INC.

ARTICLE I

        The name of the corporation is Washington Group International, Inc. (the "Company").

ARTICLE II

        The address of the Company's registered office in the State of Delaware is 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, 19808. The name of the Company's registered agent at such address is Corporation Service Company.

ARTICLE III

        The purpose of the Company is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

ARTICLE IV

        Section 1. Authorized Capital Stock. The Company is authorized to issue two classes of capital stock, designated Common Stock and Preferred Stock. The total number of shares of capital stock that the Company is authorized to issue is One Hundred Ten Million shares (110,000,000), consisting of One Hundred Million (100,000,000) shares of Common Stock, par value $0.01 per share, and Ten Million (10,000,000) shares of Preferred Stock, par value $0.01 per share.

        Section 2. Preferred Stock. The Preferred Stock may be issued in one or more series. The Board of Directors of the Company (the "Board") is hereby authorized to issue the shares of Preferred Stock in such series and to fix from time to time before issuance the number of shares to be included in any such series and the designation, the relative powers, preferences, and rights, and any qualifications, limitations, or restrictions of all shares of such series. The authority of the Board with respect to each such series will include, without limiting the generality of the foregoing, the determination of any or all of the following:

          (a)   the number of shares of any series and the designation to distinguish the shares of such series from the shares of all other series;

          (b)   the voting powers, if any, and whether such voting powers are full or limited in such series;

          (c)   the redemption provisions, if any, applicable to such series, including, without limitation, the redemption price or prices to be paid;

          (d)   whether dividends, if any, will be cumulative or noncumulative, the dividend rate of such series, and the dates and preferences of dividends on such series;

          (e)   the rights of such series upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Company;

          (f)    the provisions, if any, pursuant to which the shares of such series are convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock, or any other security, of the Company or any other corporation or other entity, and the price or prices or the rates of exchange applicable thereto;

          (g)   the right, if any, to subscribe for or to purchase any securities of the Company or any other corporation or other entity;

          (h)   the provisions, if any, of a sinking fund applicable to such series; and

          (i)    any other relative, participating, optional, or other special powers, preferences, rights, qualifications, limitations, or restrictions thereof;

all as may be determined from time to time by the Board and stated in the resolution or resolutions providing for the issuance of such Preferred Stock (collectively, a "Preferred Stock Designation").

        Section 3. Common Stock. Except as may otherwise be provided in a Preferred Stock Designation, the holders of Common Stock will be entitled to one vote on each matter submitted to a vote at a meeting of stockholders for each share of Common Stock held of record by such holder as of the record date for such meeting.

ARTICLE V

        The Board may make, amend, and repeal the Bylaws of the Company (the "Bylaws"). Any Bylaw made by the Board under the powers conferred hereby may be amended or repealed by the Board (except as specified in any such Bylaw so made or amended) or by the stockholders in the manner provided in the Bylaws. Notwithstanding the foregoing and anything contained in this Certificate of Incorporation or the Bylaws to the contrary, Bylaws 1, 3, 8, 10, 11, 12, 13, and 36 may not be amended or repealed by the stockholders, and no provision inconsistent therewith may be adopted by the stockholders, without the affirmative vote of the holders of at least two-thirds of the Voting Stock, voting together as a single class. The Company may in its Bylaws confer powers upon the Board in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board by applicable law. For the purposes of this Certificate of Incorporation, "Voting Stock" means stock of the Company of any class or series entitled to vote generally in the election of directors. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least two-thirds of the Voting Stock, voting together as a single class, is required to amend or repeal, or to adopt any provisions inconsistent with, this Article V.

ARTICLE VI

        Subject to the rights of the holders of any series of Preferred Stock:

          (a)   any action required or permitted to be taken by the stockholders of the Company must be effected at a duly called annual or special meeting of stockholders of the Company and may not be effected by any consent in writing of such stockholders, other than any such action taken for any purpose prescribed by the Internal Revenue Code of 1986, as amended, and the regulations thereunder or by Item 201(d) of Regulation S-K of the Securities and Exchange Commission, as amended, which may be effected by such a consent in writing; and

          (b)   special meetings of stockholders of the Company may be called only by (i) the Chairman of the Board (the "Chairman"), (ii) the President of the Company (the "President"), (iii) the Secretary of the Company (the "Secretary") within 10 calendar days after receipt of the written request of a majority of the total number of directors that the Company would have if there were no vacancies (the "Whole Board"), or (iv) the holders of at least a majority of the Voting Stock.

        At any annual meeting or special meeting of stockholders of the Company, only such business will be conducted or considered as has been brought before such meeting in the manner provided in the Bylaws. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least two-thirds of the Voting Stock, voting together as a single class, will be required to amend or repeal, or adopt any provision inconsistent with, this Article VI.

ARTICLE VII

        Section 1. Number, Election, and Terms of Directors. Subject to the rights, if any, of the holders of any series of Preferred Stock to elect additional directors under circumstances specified in a Preferred Stock Designation, the number of directors of the Company will not be less than three nor more than eleven and will be fixed from time to time in the manner described in the Bylaws. Subject to the rights, if any, of the holders of any series of Preferred Stock to elect additional directors under circumstances specified in a Preferred Stock Designation, directors may be elected by the stockholders only at an annual meeting of stockholders. Directors shall be elected by plurality vote of all votes cast at such annual meeting of the stockholders for a one-year term expiring at the next succeeding annual meeting of the stockholders. Each director will hold office until his or her successor is elected and qualified. Election of directors of the Company need not be by written ballot unless requested by the Chairman or by the holders of a majority of the Voting Stock present in person or represented by proxy at a meeting of the stockholders at which directors are to be elected. If authorized by the Board, such requirement of written ballot shall be satisfied by a ballot submitted by electronic transmission; provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxy holder.

        Section 2. Nomination of Director Candidates. Advance notice of stockholder nominations for the election of directors must be given in the manner provided in the Bylaws.

        Section 3. Newly Created Directorships and Vacancies. Subject to the rights, if any, of the holders of any series of Preferred Stock to elect additional directors under circumstances specified in a Preferred Stock Designation, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board resulting from death, resignation, disqualification, removal, or other cause will be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board, or by a sole remaining director. Any director elected in accordance with the preceding sentence will hold office for the remainder of the full term in which the new directorship was created or the vacancy occurred and until such director's successor has been elected and qualified. No decrease in the number of directors constituting the Board may shorten the term of any incumbent director.

        Section 4. Removal. Subject to the rights, if any, of the holders of any series of Preferred Stock to elect additional directors under circumstances specified in a Preferred Stock Designation, any director may be removed from office by the stockholders only for cause and only in the manner provided in this Article VII, Section 4. At any annual meeting or special meeting of the stockholders, the notice of which states that the removal of a director or directors is among the purposes of the meeting, the affirmative vote of the holders of at least two-thirds of the Voting Stock, voting together as a single class, may remove such director or directors for cause.

        Section 5. Amendment, Repeal, Etc. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least two-thirds of the Voting Stock, voting together as a single class, is required to amend or repeal, or adopt any provision inconsistent with, this Article VII.

ARTICLE VIII

        To the fullest extent permitted by the Delaware General Corporation Law or any other applicable law currently or hereafter in effect, no director of the Company will be personally liable to the Company or its stockholders for or with respect to any acts or omissions in the performance of his or her duties as a director of the Company. Any repeal or modification of this Article VIII will not adversely affect any right or protection of a director of the Company existing prior to such repeal or modification.

ARTICLE IX

        Section 1. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (a "Proceeding"), by reason of the fact that he or she is or was a director or an officer of the Company or is or was serving at the request of the Company as a director, officer, employee, or agent of another company or of a partnership, joint venture, trust, or other enterprise, including, without limitation, service with respect to an employee benefit plan (an "Indemnitee"), whether the basis of such Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent, shall be indemnified and held harmless by the Company to the fullest extent permitted or required by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than such law permitted the Company to provide prior to such amendment), against all expense, liability, and loss (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith; provided, however, that, except as provided in Section 3 of this Article IX with respect to Proceedings to enforce rights to indemnification, the Company shall indemnify any such Indemnitee in connection with a Proceeding (or part thereof) initiated by such Indemnitee only if such Proceeding (or part thereof) was authorized by the Board; and provided further, however, the indemnification rights granted in this Section 1 are subject to the limitations set forth in Section 5.18 of the Second Amended Joint Plan of Reorganization of Washington Group International, Inc., et al., dated July 24, 2001, as modified and confirmed on December 21, 2001 (the "Plan") for actions or events occurring prior to the Petition Date, as that term is defined in the Plan.

        Section 2. Right to Advancement of Expenses. The right to indemnification conferred in Section 1 of this Article IX shall include the right to be paid by the Company the expenses (including, without limitation, attorneys' fees and expenses) incurred in defending any such Proceeding in advance of its final disposition (an "Advancement of Expenses"); provided, however, that, if the Delaware General Corporation Law so requires, an Advancement of Expenses incurred by an Indemnitee in his or her capacity as a director or officer of the Company (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Company of an undertaking (an "Undertaking"), by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (a "Final Adjudication") that such Indemnitee is not entitled to be indemnified for such expenses under this Section 2 or otherwise. The rights to indemnification and to the Advancement of Expenses conferred in Sections 1 and 2 of this Article IX shall be contract rights, and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the Indemnitee's heirs, executors, and administrators.

        Section 3. Right of Indemnitee to Bring Suit. If a claim under Section 1 or 2 of this Article IX is not paid in full by the Company within 60 calendar days after a written claim has been received by the Company, except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be 20 calendar days, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Company to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (a) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an Advancement of Expenses), it shall be a defense that, and (b) any suit brought by the Company to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Company shall be entitled to recover such expenses upon a Final Adjudication that, the Indemnitee has not met any applicable standard for indemnification set forth in the Delaware General

Corporation Law. Neither the failure of the Company (including, without limitation, its Board, independent legal counsel, or stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Company (including, without limitation, its Board, independent legal counsel, or stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an Advancement of Expenses hereunder, or brought by the Company to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such Advancement of Expenses, under this Article IX or otherwise shall be on the Company.

        Section 4. Non-Exclusivity of Rights. The rights to indemnification and to the Advancement of Expenses conferred in this Article IX shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, this Certificate of Incorporation, the Bylaws, any agreement, any vote of stockholders or disinterested directors, or otherwise.

        Section 5. Insurance. The Company may maintain insurance, at its expense, to protect itself and any director, officer, employee, or agent of the Company or another corporation, partnership, joint venture, trust, or other enterprise against any expense, liability, or loss, whether or not the Company would have the power to indemnify such person against such expense, liability, or loss under the Delaware General Corporation Law.

        Section 6. Indemnification of Employees and Agents of the Company. The Company may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the Advancement of Expenses to any employee or agent of the Company to the fullest extent of the provisions of this Article IX with respect to the indemnification and Advancement of Expenses of directors and officers of the Company; provided, however, the indemnification rights granted in this Section 6 are subject to the limitations set forth in Section 5.18 of the Plan for actions or events occurring prior to the Petition Date, as that term is defined in the Plan.

        Section 7. Issuance of Capital Stock. The Company will not issue nonvoting capital stock to the extent prohibited by Section 1123 of Title 11 of the United States Code (the "Bankruptcy Code"); provided, however, that this Section 7: (a) will have no further force and effect beyond that required under Section 1123 of the Bankruptcy Code; (b) will have such force and effect only for so long as such Section is in effect and applicable to the Company; and (c) in all events may be amended or eliminated in accordance with applicable law as from time to time in effect.

        Section 8. Approval of Purchases of Common Stock by Mr. Dennis Washington. Notwithstanding anything contained in this Certificate of Incorporation or the Bylaws to the contrary, to the fullest extent permitted by the Delaware General Corporation Law and any other applicable law currently or hereafter in effect, the accumulation by Mr. Dennis Washington directly, or indirectly through his affiliates and associates, of up to but not more than 40% (assuming full exercise of the options granted pursuant to the Company's Second Amended Joint Plan of Reorganization, as modified) of issued and outstanding shares of Common Stock on a fully diluted basis, is authorized.

* * * * * *

APPENDIX C—NOMINATING AND GOVERNANCE COMMITTEE CHARTER

PURPOSE:

        The purpose of the Nominating and Governance Committee (the "Committee") shall be to assist the Board of Directors (the "Board") in identifying qualified individuals to become Board members, in determining the composition of the Board and its committees, in monitoring a process to assess Board effectiveness, in developing and implementing the Company's corporate governance guidelines and with other matters as described in this Charter or requested by the Board from time to time.

MEMBERSHIP AND PROCEDURES:

Membership and Appointment

        The Committee shall be comprised of three (3) or more directors, or such other number as shall be determined from time to time by the Board based on recommendations from the Committee, if any.

Removal

        The entire Committee or any individual Committee members may be removed from office without cause by the affirmative vote of a majority of the Board. Any Committee member may resign effective upon giving oral or written notice to the Chairman of the Board, the Corporate Secretary or the Board (unless the notice specifies a later time for the effectiveness of such resignation). If the resignation of a Committee member is effective at a future time, the Board may elect a successor to take office when the resignation becomes effective.

Chairperson

        A chairperson of the Committee (the "Chairperson") may be designated by the Board based upon recommendations by the Committee, if any. In the absence of such designation, the members of the Committee may designate the Chairperson by majority vote of the full Committee membership. The Chairperson shall determine the agenda, the frequency and the length of meetings and shall have unlimited access to management and information. Such Chairperson shall establish such other rules as may from time to time be necessary and proper for the conduct of the business of the Committee.

Secretary

        The Committee may appoint a Secretary whose duties and responsibilities shall be to keep full and complete records of the proceedings of the Committee for the purposes of reporting Committee activities to the Board and to perform all other duties as may from time to time be assigned to him or her by the Committee, or otherwise at the direction of a Committee member. The Secretary need not be a director.

Independence

        Each member shall be "independent" as determined by the Board in accordance with the objective criteria established by the Board, if any, and within the meaning of any applicable law or regulation or any listing standard or rule established by the NASDAQ Stock Market, Inc. or the Securities and Exchange Commission and applicable to the Committee.

Delegation

        The Committee may, by resolution passed by a majority of the Committee, designate one or more subcommittees, each subcommittee to consist of one or more members of the Committee. Any such subcommittee to the extent provided in the resolution of the Committee and to the extent not limited by applicable law or listing standard, shall have and may exercise all the powers and authority of the

Committee. Each subcommittee shall have such name as may be determined from time to time by resolution adopted by the Committee. Each subcommittee shall keep regular minutes of its meetings and report the same to the Committee or the Board when required.

Authority to Retain Advisors

        In the course of its duties, the Committee shall have the sole authority, at the Company's expense, to engage and terminate consultants or search firms, as the Committee deems advisable, to identify director candidates, including the sole authority to approve the consultant's or search firm's compensation and other retention terms.

Evaluation

        The Committee shall undertake an annual evaluation assessing its performance with respect to its purposes and its duties and tasks set forth in this Charter, which evaluation shall be reported to the Board. In addition, the Committee shall lead the Board in an annual self-evaluation process, including the self-evaluation of each Board committee, and report its conclusions and any further recommendations to the Board.

RESPONSIBILITIES AND DUTIES

        The following shall be the common recurring responsibilities and duties of the Committee in carrying out its functions. These responsibilities and duties are set forth below as a guide to the Committee with the understanding that the Committee may alter or supplement them as appropriate under the circumstances to the extent permitted by applicable law or listing standard.

1.
To lead the search for individuals qualified to become members of the Board, to select director nominees to be presented for shareowner approval at the annual meeting and to review the qualifications of and make recommendations to the Board regarding director nominations submitted to the Company. The Committee shall strive to select individuals as director nominees who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who will be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the shareowners.

2.
To evaluate whether an individual director should be nominated for re-election to the Board upon expiration of such director's term.

3.
To review the Board's committee structure and to recommend to the Board for its approval directors to serve as members of each committee. The Committee shall review and recommend committee slates annually and shall recommend additional committee members to fill vacancies as needed.

4.
To develop and recommend to the Board for its approval a set of corporate governance guidelines applicable to the Board and the Company's employees. The Committee shall review the guidelines on an annual basis, or more frequently if appropriate, and recommend changes as necessary. In addition, the Committee shall advise the Board with respect to corporate governance practices generally.

5.
To develop and recommend to the Board for its approval an annual self-evaluation process of the Board and its committees. The Committee shall oversee the annual self-evaluations and report the results of such evaluations to the Board.

6.
To develop and recommend to the Board, at least annually, a succession plan, which shall include appropriate contingencies in case the Chief Executive Officer or any other executive officer retires, resigns or is incapacitated. The Committee shall assist the Board in evaluating potential successors to the Chief Executive Officer.

7.
To review at least annually the adequacy of this charter and recommend any proposed changes to the Board for approval.

8.
To make recommendations to the Board regarding appropriate Board size.

9.
To consider possible conflicts of interest of Board members and management and make recommendations to prevent, minimize or eliminate conflicts of interest.

10.
To consider, in accordance with the Company's Corporate Governance Guidelines, potential business opportunities which may be presented to directors for their individual pursuit and make recommendations to the Board regarding pursuit of such opportunities by the Company.

APPENDIX D—AUDIT REVIEW COMMITTEE CHARTER

PURPOSE:

        The primary functions of the Audit Review Committee (the "Committee") are to (a) assist the Board of Directors (the "Board") in fulfilling its oversight responsibilities relating to (i) the accounting, reporting and financial practices of Washington Group International, Inc. (the "Company"), including the integrity of the financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the outside auditor's qualifications and independence, and (iv) the performance of the outside auditor and the Company's internal audit function; and (b) prepare the Committee's report, made pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), to be included in the Company's annual proxy statement.

MEMBERSHIP AND PROCEDURES:

Membership and Appointment

        The Committee shall be comprised of three (3) or more directors, or such other number as shall be determined from time to time by the Board based on recommendations from the Committee, if any.

        The Committee shall provide for the orientation of new Committee members and the continuing education of existing Committee members.

Qualifications

1.
Each Committee member shall be financially literate and shall have a working familiarity with basic finance and accounting practices. The Board shall determine whether, in its business judgment, each director meets the financial literacy requirement.

2.
At least one member of the Committee shall have accounting or related financial management expertise sufficient to meet the criteria of a financial expert within the meaning of Section 407 of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and any rules promulgated thereunder by the Securities and Exchange Commission ("SEC") and the listing standards of the NASDAQ Stock Market, Inc. ("NASDAQ"), as determined by the Board in its business judgment. The designation of the financial expert shall not (a) impose any duties, obligations or liability greater than the duties, obligations and liability imposed on any other member of the Committee or Board, or (b) affect the duties, obligations or liability of any other member of the Committee or Board.

Removal

        The entire Committee or any individual Committee members may be removed from office without cause by the affirmative vote of a majority of the Board. Any Committee member may resign effective upon giving oral or written notice to the Chairman of the Board, the Corporate Secretary or the Board (unless the notice specifies a later time for the effectiveness of such resignation). If the resignation of a Committee member is effective at a future time, the Board may elect a successor to take office when the resignation becomes effective.

Chairperson

        A chairperson of the Committee (the "Chairperson") may be designated by the Board based upon recommendations by the Committee, if any. In the absence of such designation, the members of the Committee may designate the Chairperson by majority vote of the full Committee membership. The Committee Chairperson shall, in consultation with the other members of the Committee, the Company's outside auditor and appropriate officers of the Company, be responsible for calling meetings of the

Committee, establishing the agenda for the meetings and supervising the conduct of the meetings. The chairpersonship of the Committee may rotate as the Committee deems appropriate.

Secretary

        The Committee may appoint a Secretary whose duties and responsibilities shall be to keep full and complete records of the proceedings of the Committee for the purposes of reporting Committee activities to the Board and to perform all other duties as may from time to time be assigned to him or her by the Committee, or otherwise at the direction of a Committee member. The Secretary need not be a director.

Independence

        Each member of the Committee shall be an independent director, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. In determining independence, the Board shall observe the requirements of the Sarbanes-Oxley Act and any rules promulgated thereunder by the SEC and the listing requirements of NASDAQ.

Delegation

        The Committee may, by resolution passed by a majority of the Committee, designate one or more subcommittees, each subcommittee to consist of one or more members of the Committee. Any such subcommittee to the extent provided in the resolution of the Committee and to the extent not limited by applicable law or listing standard, shall have and may exercise all of the powers and authority of the Committee. Each subcommittee shall have such name as may be determined from time to time by resolution adopted by the Committee. Each subcommittee shall keep regular minutes of its meetings and report the same to the Committee or the Board when required.

Compensation

        Each Committee member shall receive as compensation from the Company only director's fees (which includes all forms of compensation paid to directors of the Company for service as a director or member of a Board committee).

Authority to Retain Advisors

        The Committee has the authority to retain outside counsel or other advisors as it deems necessary to assist in the performance of its functions. The Committee has the sole authority to approve related fees and retention terms.

Meetings

        The Committee shall meet at least four (4) times annually in person, or more frequently, as circumstances dictate. The Committee will meet with management, the outside auditor, internal auditor, and others in separate private sessions to discuss any matter that the Committee, management, the outside auditor, internal auditor, or such others believe should be discussed privately.

RESPONSIBILITIES AND DUTIES:

        The following shall be the common recurring responsibilities and duties of the Committee in carrying out its functions. These responsibilities and duties are set forth below as a guide to the Committee with the understanding that the Committee may alter or supplement them as appropriate under the circumstances to the extent permitted by applicable law or listing standard.

1.
Outside Auditor: The Committee is directly responsible for the outside auditor. The Committee has the sole authority and responsibility to select, evaluate, determine compensation for, and, where appropriate, replace the outside auditor. The Committee shall, at least annually, review and evaluate the lead partner of the outside auditor and take such steps as may be required by law with respect to the identification and regular rotation of the audit partners serving on the Company's audit team.

2.
Independence of Outside Auditor: At least annually, review and discuss the formal written statement provided by the outside auditor delineating all relationships between the auditor and the Company in accordance with Independence Standards Board Standard No. 1, as it may be modified or supplemented. Actively engage in dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor. Take appropriate action in response to the outside auditor's report to ensure the outside auditor's independence.

3.
Committee Charter: Review and update this Charter at least annually, or more frequently, as circumstances dictate. Recommend to the full Board that it adopt the Committee's Charter. Conduct and review with the Board annually an evaluation of the Committee's performance with respect to the requirements of the Charter.

4.
Financial Statements: Prior to public release, review and discuss with the appropriate officers of the Company and the outside auditor the annual audited and quarterly unaudited financial statements of the Company, including (a) the Company's disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operation," and (b) the disclosures regarding internal controls and other matters required to be reported to the Committee by Sections 302 and 404 of the Sarbanes-Oxley Act and any rules promulgated thereunder by the SEC.

5.
Audit and Non-Audit Services: Preapprove all engagement fees, terms and services and all non-audit engagements with the Company's outside auditor.

6.
External Audit Plans: Review and discuss with the outside auditor its plans for, and the scope of, its annual audit and other examinations.

7.
Conduct of Audit: Review and discuss with the outside auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as it may be modified or supplemented, relating to the conduct of the audit as well as any audit problems or difficulties and management's response. Discuss similar matters relating to interim reviews of financial statements with management and the outside auditor. Decide all unresolved disagreements between management and the outside auditor regarding financial reporting.

8.
External Audit Results: Review and discuss with the outside auditor its annual audit report, the accompanying management letter, if any, the reports of its reviews of the Company's interim financial statements conducted in accordance with Statement on Auditing Standards No. 100, and the reports of the results of such other examinations outside the course of the outside auditor's normal audit procedures that the outside auditor may from time to time undertake. The foregoing shall include the reports required by Section 204 of the Sarbanes-Oxley Act and any rules promulgated thereunder by the SEC and, as appropriate, (a) a review of major issues regarding (i) accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and (ii) the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (b) a review of analyses prepared by management and/or the outside auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternate GAAP methods on the financial statements; and (c) a review of the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

9.
Internal Audit Plans: Review and discuss with the senior internal audit executive and appropriate members of the internal audit staff the Company's plans for, and the scope of, its ongoing internal audit activities.

10.
Internal Audit Reports: Review and discuss with the senior internal audit executive the regular internal reports to management prepared by the internal auditing department along with management's response to such reports.

11.
Systems of Disclosure Controls and Internal Accounting Controls: Review and discuss with the outside auditor, the senior internal audit executive, the General Counsel, the Chairperson of the Company's Disclosure Committee, and other members of management or their respective staffs, as deemed appropriate by the Committee Chairperson, the adequacy of the Company's disclosure controls and internal accounting controls, the Company's financial, auditing and accounting organizations and personnel and the Company's policies and compliance procedures with respect to business practices, which shall include the disclosures regarding internal controls and matters required to be reported to the Committee by Sections 302 and 404 of the Sarbanes-Oxley Act and any rules promulgated thereunder by the SEC.

12.
Exchange Act: Obtain assurance from the outside auditor that Section 10A of the Exchange Act has not been implicated.

13.
Procedures for Complaints: Establish procedures for receiving and handling complaints regarding accounting, internal accounting controls and auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters.

14.
Other Matters: Review and discuss such other matters relating to the accounting, auditing and financial reporting practices and procedures of the Company as the Committee may, in its sole discretion, deem appropriate in connection with the review functions described above.

15.
Board Reports: Report its activities to the Board in such manner and at such times as it deems appropriate, but in no event less than once a year. The report shall include the Committee's conclusion with respect to its evaluation of the outside auditor.

16.
Annual Report: Prepare, with assistance of management, the outside auditor and legal counsel, an annual report relating to the Company's annual meeting of stockholders that complies with the requirements of all applicable federal securities laws for inclusion in the Company's proxy or information statement.

17.
Risk Assessment: Review and approve risk assessments for development of the internal audit plan, financial reporting, and fraud.

18.
Additional Functions: The Committee shall perform, and shall have the resources and authority to perform, such additional functions as may be required to be performed by it pursuant to the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder by the SEC and the listing standards of the NYSE or NASDAQ, to the extent applicable to the Company.

APPENDIX E—EXECUTIVE COMMITTEE CHARTER

        The Executive Committee shall, in the intervals between meetings of the full Board of Directors, have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, EXCEPT

        The Executive Committee shall NOT have the authority to:

1.
Approve, adopt, or recommend to the stockholders, any action or matter expressly required by DGCL to be submitted to stockholders for approval, including but not limited to:

•
Amendments to the Certificate of Incorporation.

•
Dissolution of the company.

•
Merger or consolidation of the company.

•
Sale, lease or exchange of all or substantially all of the company's property or assets.

2.
Adopt, amend or repeal the Bylaws of the Company.

3.
Take any action that, pursuant to resolution of the Board, is reserved to any other committee of the Board of Directors.

APPENDIX F
WASHINGTON GROUP INTERNATIONAL, INC.
2004 EQUITY INCENTIVE PLAN

        1.     Purpose. The purpose of the 2004 Equity Incentive Plan (this "Plan") is to attract and retain directors, officers and key employees for Washington Group International, Inc. (the "Corporation") and its Subsidiaries and to provide to such persons incentives and rewards for superior performance.

        2.     Definitions. As used in this Plan:

        "Annual Meeting" means the annual meeting of stockholders of the Corporation.

        "Appreciation Right" means a right granted pursuant to Section 5 of this Plan.

        "Board" means the Board of Directors of the Corporation and, to the extent of any delegation by the Board to a committee (or subcommittee thereof) pursuant to Section 16 of this Plan, such committee (or subcommittee thereof).

        "Change in Control" shall have the meaning provided in Section 11 of this Plan.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        "Common Shares" means shares of common stock, par value $.01 per share, of the Corporation or any security into which such shares of common stock may be changed by reason of any transaction or event of the type referred to in Section 10 of this Plan.

        "Covered Employee" means a Participant who is, or who the Board determines may eventually become, a "covered employee" within the meaning of Section 162(m) of the Code (or any successor provision).

        "Date of Grant" means the date specified by the Board on which a grant of Option Rights, Appreciation Rights or a grant or sale of Restricted Shares or Deferred

        Shares shall become effective (which date shall not be earlier than the date on which the Board takes action with respect thereto) and shall also include the date on which a grant of Option Rights to a Non-Employee Director becomes effective pursuant to Section 8 of this Plan.

        "Deferral Period" means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.

        "Deferred Shares" means an award made pursuant to Section 7 or Section 8 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

        "Designated Subsidiary" means a Subsidiary that is (a) not a corporation or (b) a corporation in which at the time the Corporation owns or controls, directly or indirectly, less than 80% of the total combined voting power represented by all classes of stock issued by such corporation.

        "Effective Date" means the date this Plan is approved by the Corporation's shareholders.

        "Evidence of Award" means an agreement, certificate, resolution or other type of writing or other evidence approved by the Board which sets forth the terms and conditions of the Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares or other awards. An Evidence of Award may be in an electronic medium, may be limited to a notation on the books and records of the Corporation and, with the approval of the Board (or committee or subcommittee thereof delegated pursuant to Section 16 of this Plan), need not be signed by a representative of the Corporation or a Participant.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

        "Incentive Stock Options" means Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision.

        "Management Objectives" means the measurable performance objective or objectives established pursuant to this Plan, when determined by the Board to be applicable for Participants who have received grants of Option Rights, Appreciation Rights, Restricted Shares and dividend credits pursuant to this Plan. Management Objectives may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department, region or function within the Corporation or Subsidiary in which the Participant is employed. The Management Objectives may be made relative to the performance of other corporations. The Management Objectives applicable to any award to a Covered Employee shall be based on specified levels of or growth in one or more of the following criteria:

  1.
  earnings;

  2.
  earnings per share (earnings per share will be calculated without regard to any change in accounting standards that may be required by the Financial Accounting Standards Board after the goal is established);

  3.
  share price;

  4.
  total shareholder return;

  5.
  return on invested capital, equity, or assets;

  6.
  operating earnings;

  7.
  sales growth;

  8.
  productivity improvement.

        If the Board determines that a change in the business, operations, corporate structure or capital structure of the Corporation, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Board may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Board deems appropriate and equitable, except in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption under Section 162(m) of the Code. In such case, the Board shall not make any modification of the Management Objectives or minimum acceptable level of achievement.

        "Market Value per Share" means, as of any particular date, the closing sale price per Common Share on the national securities exchange on which the Common Shares are then listed, the final reported bid sale price per Common Share on the principal national automated system which the Common Shares are then quoted or, if the Common Shares are not then listed or quoted, the fair market value of the Common Shares as determined by the Board.

        "Non-Employee Director" means a Director of the Corporation who is not an employee of the Corporation or any Subsidiary.

        "Optionee" means the optionee named in an Evidence of Award evidencing an outstanding Option Right.

        "Option Price" means the purchase price payable on exercise of an Option Right.

        "Option Right" means the right to purchase Common Shares upon exercise of an option granted pursuant to Section 4 or Section 8 of this Plan.

        "Participant" means a person who is selected by the Board to receive benefits under this Plan and who is at the time an officer or other key employee of the Corporation or any one or more of its Subsidiaries, or who has agreed to commence serving in any of such capacities within 90 days of the Date of Grant, and shall also include each Non-Employee Director who receives an award of Appreciation Rights pursuant to Section 5 of this Plan, an award of Restricted Shares pursuant to Section 6 of this Plan, an award of Deferred Shares pursuant to Section 7 of this Plan, or an award of Option Rights pursuant to Section 8 of this Plan; provided, however, that for purposes of Section 4 of this Plan, Participant shall not include such Non-Employee Director.

        "Restricted Shares" means Common Shares granted or sold pursuant to Section 6 or Section 8 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 6 has expired.

        "Retirement" means a termination of employment with the Corporation and its Subsidiaries at or after the attainment of (a) age 65, (b) age 55 with at least ten Years of Service, or (c) 30 Years of Service.

        "Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission (or any successor rule to the same effect) as in effect from time to time.

        "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

        "Spread" means the excess of the Market Value per Share of the Common Shares on the date when an Appreciation Right is exercised, or on the date when Option Rights are surrendered in payment of the Option Price of other Option Rights, over the Option Price provided for in the related Option Right.

        "Subsidiary" means a corporation, company or other entity (a) more than 50% of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (b) that does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50% of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Corporation, except that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which at the time the Corporation owns or controls, directly or indirectly, more than 50% of the total combined voting power represented by all classes of stock issued by such corporation.

        "Termination for Cause" means a termination of a Participant's employment following:

  (a)
  the determination by the Corporation or the Board that the Participant has ceased to perform his duties to the Corporation (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional or extended neglect of his duties to the Corporation, or

  (b)
  the Corporation's or Board's determination that the Participant has engaged in or is about to engage in conduct materially injurious to the Corporation, or

  (c)
  the Participant having been convicted of, or plead guilty or no contest to, a felony or the failure of the Participant to follow instruction of the Board or his direct superiors.

        "Voting Shares" means at any time, the then-outstanding securities entitled to vote generally in the election of directors of the Corporation.

        "Year of Service" means a year of service as defined pursuant to the Washington Group International, Inc. 401(k) Retirement Savings Plan (or any successor plan thereto) for vesting purposes.

3.
Shares Available Under the Plan.

(a)
Subject to adjustment as provided in Section 10 of this Plan, the number of Common Shares that may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Shares and released from substantial risks of forfeiture thereof, (iii) as Deferred

    Shares, (iv) as awards to Non-Employee Directors or (v) in payment of dividend equivalents paid with respect to awards made under the Plan shall not exceed in the aggregate 2,400,000 shares plus any shares relating to awards that expire or are forfeited or cancelled. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing. Upon the payment of any Option Price by the transfer to the Corporation of Common Shares or upon satisfaction of any withholding amount by means of transfer or relinquishment of Common Shares, there shall be deemed to have been issued or transferred under this Plan only the net number of Common Shares actually issued or transferred by the Corporation.

  (b)
  Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary, the aggregate number of Common Shares actually issued or transferred by the Corporation under this Plan in connection with any awards other than Option Rights and Appreciation Rights shall not exceed 400,000 shares. Further, no Participant shall be granted Option Rights for more than 300,000 Common Shares during any calendar year, subject to adjustments as provided in Section 10 of this Plan.

  (c)
  Upon payment in cash of the benefit provided by any award granted under this Plan, any shares that were covered by that award shall again be available for issue or transfer hereunder.

  (d)
  Notwithstanding any other provision of this Plan to the contrary, in no event shall any Participant in any calendar year receive more than 300,000 Appreciation Rights, subject to adjustments as provided in Section 10 of this Plan.

  (e)
  Notwithstanding any other provision of this Plan to the contrary, in no event shall any Participant in any calendar year receive more than 200,000 Restricted Shares or 200,000 Deferred Shares, subject to adjustments as provided in Section 10 of this Plan.

        4.     Option Rights. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of options to purchase Common Shares. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

  (a)
  Each grant shall specify the number of Common Shares to which it pertains, subject to the limitations set forth in Section 3 of this Plan.

  (b)
  Each grant shall specify an Option Price per share, which shall be set by the Board; provided, however, that such price shall be no less than the Market Value of a share of Common Stock on the Date of Grant. In addition, except as provided in Section 10, no changes shall be made to any Option Price after the Date of Grant without shareholder approval.

  (c)
  Each such Option Right shall become exercisable as determined by the Board and set forth in the applicable Option Rights Agreement. Such Option rights shall become exercisable in full immediately in the event of a Change in Control. Each such Option Right granted under this Plan shall expire no later than ten years from the Date of Grant and shall be subject to earlier termination as hereinafter provided and as set forth in the applicable Option Rights Agreement.

  (d)
  Each such Incentive Stock Option shall terminate automatically and without further notice after the employee ceases to be an employee of the Company and its Subsidiaries for any reason other than as described in Section 4(e) of this Plan; provided, however, that the employee shall have until the first to occur of (i) the stated expiration date of such Option Right or (ii) the 90th calendar day following the effective date of any such termination of employment to exercise Option Rights that had vested and become exercisable as of such effective date of termination of employment to exercise Incentive Stock Options that had vested and become exercisable as of such effective date of termination of employment.

  (e)
  In the event of the Optionee's disability, each of the then outstanding Incentive Stock Options of such holder may be exercised at any time within one year after such disability, but in no event after the expiration date of the term of such Incentive Stock Option. In the event of the (i) death (ii) Retirement under a retirement plan of the company or one of its Subsidiaries at or after the earliest voluntary retirement age provided for in such retirement plan or retirement at any earlier age with consent of the Board, each of the then outstanding Incentive Stock Options of such holder may be exercised at any time within three years after such death or retirement, but in no event after the expiration date of the term of such Incentive Stock Options.

  (f)
  Each grant shall specify whether the Option Price shall be payable (i) in cash or by check acceptable to the Corporation, (ii) by the actual or constructive transfer to the Corporation of nonforfeitable, unrestricted Common Shares owned for more than six months by the Optionee (or other consideration authorized pursuant to subsection (g) below) having a value at the time of exercise equal to the total Option Price or (iii) by a combination of such methods of payment.

  (g)
  The Board may determine, at or after the Date of Grant, that payment of the Option Price of any option (other than an Incentive Stock Option) may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are forfeitable or subject to restrictions on transfer, Deferred Shares or other Option Rights (based on the Spread on the date of exercise). Unless otherwise determined by the Board at or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this paragraph, the Common Shares received upon the exercise of the Option Rights shall be subject to such risks of forfeiture or restrictions on transfer as may correspond to any that apply to the consideration surrendered, but only to the extent of (i) the number of shares or (ii) the Spread of any unexercisable portion of Option Rights surrendered.

  (h)
  Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Corporation of some or all of the shares to which such exercise relates.

  (i)
  Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

  (j)
  Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

  (k)
  Option Rights granted under this Plan may be (i) options, including, without limitation, Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended so to qualify or (iii) combinations of the foregoing.

  (l)
  The Board may, at or after the Date of Grant of any Option Rights (other than Incentive Stock Options), provide for the payment of dividend equivalents to the Optionee on either a current or deferred or contingent basis or may provide that such equivalents shall be credited against the Option Price.

  (m)
  The exercise of an Option Right shall result in the cancellation on a share-for-share basis of any related Appreciation Right authorized under Section 5 of this Plan.

  (n)
  Each grant of Option Rights shall be evidenced by an Option Rights Agreement, which shall contain such terms and provisions, consistent with this Plan, as the Board may approve.

  (o)
  Each grant of Option Rights shall be subject to the provisions of Section 18(g) of this Plan.

        5.     Appreciation Rights. The Board may also authorize the granting to any Optionee of Appreciation Rights in respect of Option Rights granted hereunder at any time prior to the exercise or termination of such related Option Rights; provided, however, that an Appreciation Right awarded in relation to an

Incentive Stock Option must be granted concurrently with such Incentive Stock Option. An Appreciation Right shall be a right of the Optionee, exercisable by surrender of the related Option Right, to receive from the Corporation an amount determined by the Board, which shall be expressed as a percentage of the Spread (not exceeding 100%) at the time of exercise. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

  (a)
  Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Corporation in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

  (b)
  Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Board at the Date of Grant.

  (c)
  Any grant may specify waiting periods before exercise and permissible exercise dates or periods and shall provide that no Appreciation Right may be exercised except at a time when the related Option Right is also exercisable and at a time when the Spread is positive.

  (d)
  Any grant may specify that such Appreciation Right may be exercised only in the event of a Change in Control or other similar transaction or event.

  (e)
  Each grant of Appreciation Rights shall be evidenced by an Evidence of Award that shall describe such Appreciation Rights, identify the related Option Rights, state that such Appreciation Rights are subject to all the terms and conditions of this Plan, and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

  (f)
  Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such rights.

  (g)
  Each grant of Appreciation Rights shall be subject to the provisions of Section 18(g) of this Plan.

        6.     Restricted Shares. The Board may also authorize the grant or sale to Participants of Restricted Shares. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

  (a)
  Each such grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

  (b)
  Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than Market Value per Share at the Date of Grant.

  (c)
  Each such grant or sale shall provide that the Restricted Shares covered by such grant or sale shall be subject, except (if the Board shall so determine) in the event of a Change in Control or other similar transaction or event, for a period of not less than three years to be determined by the Board at the Date of Grant, to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code.

  (d)
  Each such grant or sale shall provide that during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Corporation or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee).

  (e)
  Any grant of Restricted Shares may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such shares and each grant may specify with respect to such specified Management Objectives, a minimum acceptable level of achievement and shall set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives.

  (f)
  Any such grant or sale of Restricted Shares may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Restricted Shares, which may be subject to the same restrictions as the underlying award.

  (g)
  Each grant or sale of Restricted Shares shall be evidenced by an Evidence of Award that shall contain such terms and provisions, consistent with this Plan, as the Board may approve. Unless otherwise directed by the Board, all certificates representing Restricted Shares shall be held in custody by the Corporation until all restrictions thereon shall have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares.

  (h)
  Each grant or sale of Restricted Shares shall be subject to the provisions of Section 18(g) of this Plan.

        7.     Deferred Shares. The Board may also authorize the granting or sale of Deferred Shares to Participants. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements contained in the following provisions:

  (a)
  Each such grant or sale shall constitute the agreement by the Corporation to deliver Common Shares to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Deferral Period as the Board may specify.

  (b)
  Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

  (c)
  Each such grant or sale shall be subject, except (if the Board shall so determine) in the event of a Change in Control or other similar transaction or event, to a Deferral Period as determined by the Board at the Date of Grant.

  (d)
  During the Deferral Period, the Participant shall have no right to transfer any rights under his or her award and shall have no rights of ownership in the Deferred Shares and shall have no right to vote them, but the Board may, at or after the Date of Grant, authorize the payment of dividend equivalents on such Shares on either a current or deferred or contingent basis, either in cash or in additional Common Shares.

  (e)
  Each grant or sale of Deferred Shares shall be evidenced by an Evidence of Award containing such terms and provisions, consistent with this Plan, as the Board may approve.

  (f)
  Each grant or sale of Deferred Shares shall be subject to the provisions of Section 18(g) of this Plan.

        8.     Awards to Non-Employee Directors. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Non-Employee Directors of Option Rights and Appreciation Rights and may also authorize the grant or sale of Restricted Shares and Deferred Shares to Non-Employee Directors.

  (a)
  Each grant of Option Rights awarded pursuant to this Section 8 shall be evidenced by an Evidence of Award, and shall be subject to the following additional terms and conditions:

  i.
  Each grant shall specify the number of Common Shares to which it pertains subject to the limitations set forth in Section 3 of this Plan.

    ii.
    Each grant shall specify an Option Price per share, which shall be set by the Board; provided, however, that such price shall be no less than the Market Value of a share of Common stock on the Date of Grant. In addition, except as provided in Section 10, no change shall be made to any Option Price after the Date of Grant without shareholder approval.

    iii.
    Each such Option Right shall become exercisable as determined by the Board and set forth in the applicable Option Rights Agreement. Such Option Rights shall become exercisable in full immediately in the event of a Change in Control. Each such Option Right granted under this Plan shall expire no later than ten years from the Date of Grant and shall be subject to earlier termination as hereinafter provided and as set forth in the applicable Option Rights Agreement.

    iv.
    Any Option rights may provide that a Director who has completed a specified period of service on the Board or attained a specified age will be entitled to exercise any such Option Rights immediately in full at any time after any such termination until their stated expiration date.

    v.
    If a Non-Employee Director subsequently becomes an employee of the Corporation or a Subsidiary while remaining a member of the Board, any Option Rights held under the Plan by such individual at the time of such commencement of employment shall not be affected thereby.

    vi.
    Option Rights may be exercised by a Non-Employee Director only upon payment to the Corporation in full of the Option Price of the Common Shares to be delivered. Such payment shall be made in cash or in Common Shares previously owned by the optionee for more than six months, or in a combination of cash and such Common Shares.

    vii.
    The exercise of an Option Right shall result in the cancellation on a share-for-share basis of any related Appreciation Right authorized under this Plan.

  (b)
  Each grant of Appreciation Rights pursuant to this Section 8 shall be upon terms and conditions consistent with Section 5 of this Plan.

  (c)
  Each grant or sale of Restricted Shares pursuant to this Section 8 shall be upon terms and conditions consistent with Section 6 of this Plan.

  (d)
  Each grant or sale of Deferred Shares pursuant to this Section 8 shall be upon terms and conditions consistent with Section 7 of this Plan.

        9.     Transferability.

  (a)
  Except as otherwise determined by the Board, no Option Right, Appreciation Right or other derivative security granted under the Plan shall be transferable by an Optionee other than by will or the laws of descent and distribution, except (in the case of a Participant who is not a Director or officer of the Corporation) to a fully revocable trust of which the Optionee is treated as the owner for federal income tax purposes. Except as otherwise determined by the Board, Option Rights and Appreciation Rights shall be exercisable during the Optionee's lifetime only by him or her or by his or her guardian or legal representative. Notwithstanding the foregoing, the Board in its sole discretion, may provide for transferability of particular awards under this Plan so long as such provisions will not disqualify the exemption for other awards under Rule 16b-3.

  (b)
  The Board may specify at the Date of Grant that part or all of the Common Shares that are (i) to be issued or transferred by the Corporation upon the exercise of Option Rights or Appreciation Rights or upon the termination of the Deferral Period applicable to Deferred Shares or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, shall be subject to further restrictions on transfer.

        10.   Adjustments. The Board may make or provide for such adjustments in the numbers of Common Shares covered by outstanding Option Rights, Appreciation Rights and Deferred Shares granted hereunder, in the prices per share applicable to such Option Rights and Appreciation Rights and in the kind of shares covered thereby, as the Board, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets or issuance of rights or warrants to purchase securities or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. The Board may also make or provide for such adjustments in the numbers of shares specified in Section 3 of this Plan and in the number of Option Rights to be granted automatically pursuant to Section 8 of this Plan as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 10.

        11.   Change in Control. For purposes of this Plan, a "Change in Control" shall mean if at any time any of the following events shall have occurred:

  (a)
  The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either: (i) the then-outstanding Common Shares or (ii) the Voting Shares; provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Corporation, (B) any acquisition by the Corporation, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any Subsidiary of the Corporation or (D) any acquisition by any Person pursuant to a transaction that complies with clauses (i), (ii) and (iii) of Section 11(c) of this Plan; or

  (b)
  Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason (other than death or disability) to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date, whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director, without objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (within the meaning of Rule 14a-11 of the Exchange Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

  (c)
  Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Common Shares and Voting Shares immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership, immediately prior to such Business Combination, of the Common Shares and Voting Shares, as the case may be, (ii) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) sponsored or maintained by the Corporation or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 15% or more of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board providing for such Business Combination; or

  (d)
  Approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

12.
Fractional Shares. The Corporation shall not be required to issue any fractional Common Shares pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.

13.
Withholding Taxes. To the extent that the Corporation is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Corporation for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Corporation for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit. Participants shall also make such arrangements as the Corporation may require for the payment of any withholding tax obligations that may arise in connection with the disposition of shares acquired upon the execution of Option Rights. In no event, however, shall the Corporation accept Common Shares for payment of taxes in excess of required tax withholding rates, except that, in the discretion of the Committee, a Participant or such other person may surrender Common Shares owned for more than six months to satisfy any tax obligations resulting from any such transaction.

        14.   Participation by Employees of Designated Subsidiaries. As a condition to the effectiveness of any grant or award to be made hereunder to a Participant who is an employee of a Designated Subsidiary, whether or not such Participant is also employed by the Corporation or another Subsidiary, the Board may require such Designated Subsidiary to agree to transfer to such employee (when, as and if provided for under this Plan and any applicable agreement entered into with any such employee pursuant to this Plan) the Common Shares that would otherwise be delivered by the Corporation, upon receipt by such Designated Subsidiary of any consideration then otherwise payable by such Participant to the Corporation. Any such award shall be evidenced by an agreement between the Participant and the Designated Subsidiary, in lieu of the Corporation, on terms consistent with this Plan and approved by the Board and such Designated Subsidiary. All such Common Shares so delivered by or to a Designated Subsidiary shall be treated as if they had been delivered by or to the Corporation for purposes of Section 3 of this Plan, and all references to the Corporation in this Plan shall be deemed to refer to such Designated Subsidiary, except for purposes of the definition of "Board" and except in other cases where the context otherwise requires.

        15.   Foreign Employees. In order to facilitate the making of any grant or combination of grants under this Plan, the Board may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Corporation or any Subsidiary outside of the United States of America as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Corporation may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Corporation.

        16.   Administration of the Plan.

  (a)
  This Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee of the Board (or subcommittee thereof), consisting of not less than three Non-Employee Directors appointed by the Board of Directors, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code. A majority of the committee (or subcommittee thereof) shall constitute a quorum, and the action of the members of the committee (or subcommittee thereof) present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the committee (or subcommittee thereof).

  (b)
  The interpretation and construction by the Board of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares or Deferred Shares and any determination by the Board pursuant to any provision of this Plan or of any such agreement, notification or document shall be final and conclusive. No member of the Board shall be liable for any such action or determination made in good faith.

        17.   Governing Law. The Plan and all awards granted and actions taken thereunder shall be governed by and construed in accordance with the internal substantive laws of the State of Delaware.

        18.   Amendments, Etc.

  (a)
  The Board may at any time and from time to time amend the Plan in whole or in part; provided, however, that any amendment that must be approved by the shareholders of the Corporation in order to comply with applicable law or the rules of any national securities exchange upon which the Common Shares are traded or quoted shall not be effective unless and until such approval has been obtained. Presentation of this Plan or any amendment hereof for shareholder approval shall not be construed to limit the Corporation's authority to offer similar or dissimilar benefits in plans that do not require shareholder approval.

  (b)
  The Board also may permit Participants to elect to defer the issuance of Common Shares or the settlement of awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. The Board also may provide that deferred issuances or settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

  (c)
  The Board may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Corporation or a Subsidiary to the Participant.

  (d)
  In case of termination of employment by reason of death, disability or normal or early retirement, or in the case of hardship or other special circumstances, of a Participant who holds an Option

    Right or Appreciation Right not immediately exercisable in full, or any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Deferred Shares as to which the Deferral Period has not been completed, or who holds Common Shares subject to any transfer restriction imposed pursuant to Section 9(b) of this Plan, the Board may, in its sole discretion, accelerate the time at which such Option Right or Appreciation Right may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Deferral Period will end or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award.

  (e)
  This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Corporation or any Subsidiary, nor shall it interfere in any way with any right the Corporation or any Subsidiary would otherwise have to terminate such Participant's employment or other service at any time.

  (f)
  To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision shall be null and void with respect to such Option Right. Such provision, however, shall remain in effect for other Option Rights and there shall be no further effect on any provision of this Plan.

  (g)
  This Plan, the awarding and vesting of Appreciation Rights, Deferred Shares, Option Rights or Restricted Shares under this Plan and the issuance and delivery of Common Shares and the payment of money under this Plan or under Appreciation Rights, Deferred Shares, Option Rights or Restricted Shares awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations, including (without limitation) state and federal securities law and federal margin requirements and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and presentations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Appreciation Rights, Deferred Shares, Option Rights and Restricted Shares awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

        19.   Termination. No grant shall be made under this Plan more than ten years after the Effective Date, but all grants made on or prior to such date shall continue in effect thereafter subject to the terms thereof and of this Plan.

Washington Group International, Inc.
720 Park Boulevard
Boise, ID 83712

PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON MAY 7, 2004.

The undersigned hereby appoints Stephen G. Hanks, George H. Juetten and Craig G. Taylor as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of Washington Group International, Inc. held on record by the undersigned on March 12, 2004, at the annual meeting of stockholders to be held on May 7, 2004 or any adjournment thereof.

SEE REVERSE FOR VOTING INSTRUCTIONS.

ANNUAL MEETING OF SHAREHOLDERS

FRIDAY, MAY 7, 2004

WASHINGTON GROUP INTERNATIONAL, INC.
720 PARK BOULEVARD
BOISE, ID 83712

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.

1.
Proposal to approve an amendment to the company's Certificate of Incorporation to eliminate the classified Board

☐ For        ☐ Against         ☐ Abstain

2.	Election of four directors:	Vote FOR all nominees (except as marked) ☐	Vote WITHHELD from all nominees ☐
01 Stephen G. Hanks 02 Michael P. Monaco 03 Cordell Reed 04 Bettina M. Whyte

(INSTRUCTIONS: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

3.
Proposal to ratify the Audit Review Committee's appointment of Deloitte & Touche LLP as independent auditor

☐ For        ☐ Against         ☐ Abstain

4.
Proposal to approve the company's 2004 Equity Incentive Plan

☐ For        ☐ Against         ☐ Abstain

5.
In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box ☐        Indicate changes below:

Dated	, 2004

Signature(s) in Box
Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS—MAY 7, 2004
PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS MAY 7, 2004
PROPOSALS YOU ARE ASKED TO VOTE ON
  Item No. 1. Elimination of Classified Board
GENERAL INFORMATION
CORPORATE GOVERNANCE
  Item 2. ELECTION OF DIRECTORS
COMPANY STOCK PERFORMANCE GRAPH
REPORT OF THE AUDIT REVIEW COMMITTEE
  Item 3. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITOR
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION FOR 2003
  Item 4. APPROVAL OF THE 2004 EQUITY INCENTIVE PLAN
Equity Compensation Plan Information
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION Summary Compensation Table
Option Grants in Last Fiscal Year
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
Long-Term Incentive Program—Awards in Last Fiscal Year
STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS
SOLICITATION OF PROXIES
APPENDIX A—Corporate Governance Guidelines
APPENDIX B AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF WASHINGTON GROUP INTERNATIONAL, INC.
APPENDIX C—NOMINATING AND GOVERNANCE COMMITTEE CHARTER
APPENDIX D—AUDIT REVIEW COMMITTEE CHARTER
APPENDIX E—EXECUTIVE COMMITTEE CHARTER
APPENDIX F WASHINGTON GROUP INTERNATIONAL, INC. 2004 EQUITY INCENTIVE PLAN